UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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QEP RESOURCES, INC.

(Name of Registrant as Specified In Charter)

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QEP Resources, Inc.
1050 17th Street, Suite 800
Denver, Colorado 80265

April 5, 2018

To Our Shareholders:

The 2018 Annual Meeting of Shareholders of QEP Resources, Inc. (Annual Meeting) will be held on May 15, 2018, at 8:00 a.m. (Mountain Daylight Time), at the Company’s offices, 1050 17th Street, Second Floor, Denver, Colorado 80265.

The Corporate Secretary’s formal notice of the meeting and the proxy statement appear on the following pages and provide information concerning the matters to be considered at the Annual Meeting.

Your vote is important. You may attend and vote at the Annual Meeting. I urge you to vote whether or not you plan to attend the Annual Meeting. You may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

All of the public documents, including our 2017 Annual Report on Form 10-K, are available in the Investor Relations section of our website at www.qepres.com. The Annual Report does not form any part of the material for solicitation of proxies. I also encourage you to visit our website during the year for more information about QEP.

I hope you will attend the Annual Meeting; I welcome the opportunity to meet with you. On behalf of the Board of Directors and management, I would like to express our appreciation for your continued support.

Sincerely,

Charles B. Stanley
Chairman of the Board, President
and Chief Executive Officer

QEP Resources, Inc.
1050 17th Street, Suite 800
Denver, Colorado 80265

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 15, 2018

To the Shareholders of QEP Resources, Inc.:

The Annual Meeting of Shareholders of QEP Resources, Inc., a Delaware corporation (the Company), will be held on May 15, 2018, at 8:00 a.m. (Mountain Daylight Time), at the Company’s offices at 1050 17th Street, Second Floor, Denver, Colorado 80265. The purpose of the meeting is to:

1.
Approve a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors (Board) and to provide for the annual election of directors (Item No. 1);

2.	If Item No. 1 to declassify our Board is approved, elect eight directors nominated by our Board for one year terms, until their successors are duly elected and qualified (Item No. 2);

3.
If Item No. 1 to declassify our Board is not approved, to elect eight directors nominated by our Board to the class and for the term described in Item No. 3, until their successors are duly elected and qualified (Item No. 3);

4.	Approve, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement (Item No. 4);

5.	Approve the QEP Resources, Inc. 2018 Long-Term Incentive Plan (Item No. 5);

6.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Item No. 6); and

7.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of common stock at the close of business on March 26, 2018, the record date, may vote at the Annual Meeting or any adjournment or postponement thereof. If you are a record holder, you may revoke your proxy at any time before your proxy is voted. If you have shares registered in the name of a broker, bank or other nominee and plan to attend the meeting, please obtain a letter, account statement or other evidence of your beneficial ownership of shares to facilitate your admittance to the meeting. If you plan to vote at the meeting, you will need to present a valid proxy from the nominee that holds your shares. This proxy statement is being provided to shareholders on or about April 5, 2018.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote over the Internet as well as by telephone or by mailing a proxy card. Voting via the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions you received regarding each of these voting options. Voting over the Internet or by telephone is fast and convenient, and your vote is immediately tabulated. By using the Internet or telephone, you help reduce the Company’s cost of postage and proxy tabulations.

By Order of the
Board of Directors

Dane E. Allen
Corporate Secretary
Denver, Colorado
April 5, 2018

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 15, 2018. The proxy statement and annual report are available online at www.proxyvote.com.

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QEP RESOURCES, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 15, 2018

GENERAL INFORMATION

The Board of Directors (Board) of QEP Resources, Inc. (Company or QEP) is soliciting proxies for use at the Annual Meeting of Shareholders (Annual Meeting) to be held on May 15, 2018, beginning at 8:00 a.m. Mountain Daylight Time, at the Company's offices, 1050 17th Street, Second Floor, Denver, Colorado 80265, and any postponement or adjournment thereof. This proxy statement and the accompanying notice of annual meeting include information related to the Annual Meeting. Distribution of these proxy solicitation materials is scheduled to begin on or about March 30, 2018. The following information will help you to understand the voting process.

Proxy Materials

In accordance with rules promulgated by the Securities and Exchange Commission (SEC), we may furnish proxy materials, including this proxy statement and our Annual Report to Shareholders, by providing access to these documents on the Internet instead of mailing a printed copy of those materials to shareholders. Most shareholders have received a Notice of Internet Availability of Proxy Materials (the Notice), which provides instructions for accessing our proxy materials on a website or for requesting copies of the proxy materials by mail or email. If you would like to receive an email or paper copy of the proxy materials for the Annual Meeting and for future meetings, you should follow the instructions for requesting such materials included in the Notice.

Entitlement to Vote

Shareholders who owned shares as of the close of business on March 26, 2018, the record date, may vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of QEP common stock held by such shareholder on that date.

Voting Items

You will vote on a Company proposal to declassify the Board and provide for the annual election of directors.
This year Phillips S. Baker, Jr., Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M.W. Scoggins, Mary Shafer-Malicki, Charles B. Stanley and David A. Trice (the Nominees) will be nominated for election for the terms set forth in Item No. 2 or Item No. 3, as applicable. You will also vote on compensation of the Company's named executive officers (on an advisory basis), the approval of the QEP Resources, Inc. 2018 Long-Term Incentive Plan and the ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm.

Board Voting Recommendations

The Board recommends that you vote as follows on the proposals:

1.
FOR the approval of the Company's proposal to amend the Company's Amended and Restated Certificate of Incorporation to declassify the Board and to provide for the annual election of directors (Item No. 1);

2.	FOR the approval of the eight individuals nominated by our Board for one year terms, until their successors are duly elected and qualified (Item No. 2);

3.	FOR the approval of the eight individuals nominated by our Board to the class and term described herein if Item No. 1 is not approved (Item No. 3);

4.	FOR the approval, by non-binding advisory vote, of the compensation of the Company's named executive officers as disclosed in the accompanying proxy statement (Item No. 4);

5.	FOR the approval of the QEP Resources, Inc. 2018 Long-Term Incentive Plan (Item No. 5);

6.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm (Item No. 6); and

7.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Instructions

You may vote via the Internet. You may vote by proxy over the Internet by following the instructions provided in the Notice or on the proxy card.

You may vote via telephone. You may vote by proxy over the telephone by following the instructions provided on the proxy card.

You may vote by mail. If you received a printed set of the proxy materials, you may vote by completing and returning the separate proxy card in the prepaid, addressed envelope.

You may vote in person at the meeting. All shareholders of record may vote in person by ballot at the Annual Meeting. Written ballots will be passed out to anyone who wants to vote at the meeting.

Shares Held by a Broker, Bank or Other Nominee

If your shares are held by a broker, bank or other nominee (i.e., in street name), please refer to the instructions provided by that broker, bank or nominee regarding how to vote your shares. If you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the nominee that holds your shares. New York Stock Exchange (NYSE) rules determine whether proposals presented at shareholder meetings are routine or not. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote because the proposal is not routine and the owner does not provide instructions. Pursuant to NYSE rules, if you hold your shares in street name and you do not provide instructions to your broker on Item No. 6, your broker may vote your shares at its discretion on this matter. If you hold your shares in street name and do not provide instructions to your broker on the remaining items, your broker may not vote your shares on these matters.

Shares Held in the QEP Resources, Inc. Employee Investment Plan

If you are a participant in the QEP Resources, Inc. Employee Investment Plan (the 401(k) Plan), the enclosed proxy card may also be used to direct Fidelity Management Trust Company (Fidelity), the trustee of the 401(k) Plan, on how you wish to vote the Company's shares that are credited to your account under the 401(k) Plan. If you do not provide your voting instructions to Fidelity by 11:59 p.m. Eastern Daylight Time on May 14, 2018, Fidelity will vote the Company shares credited to your 401(k) Plan account in the same proportion as all other shares for which Fidelity received instructions.

Proxy Solicitation

The Company is soliciting your proxy and paying for the solicitation of proxies, and will reimburse banks, brokers and other nominees for reasonable charges to forward materials to beneficial holders. The Company has hired Georgeson LLC (Georgeson) to assist in the distribution of proxy materials and the solicitation of votes. The Company will pay Georgeson a base fee of $15,000, plus customary costs and expenses, for these services and has agreed to indemnify Georgeson against certain liabilities in connection with its engagement.

Quorum Requirements

On March 26, 2018, the record date, the Company had _____________ shares of common stock issued and outstanding. A majority of the issued and outstanding shares, or ____________ shares, constitutes a quorum. Abstentions, withheld votes and broker non-votes are counted for determining whether a quorum is present.

Voting Standards

Company Proposal to Amend the Company's Certificate of Incorporation to Declassify the Board and Provide for the Annual Election of Directors. Pursuant to Article X of the Company's Amended and Restated Certificate of Incorporation, effective May 17, 2017 (Certificate of Incorporation), approval of the declassification of the Board in Item No. 1 requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. For purposes of determining the vote outcome of Item No. 1, abstentions will be included in the vote totals, and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 1.

Election of Directors. Election of the director nominees named in Item No. 2 and Item No. 3 requires that each director be elected by a majority of the votes cast, meaning that the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee. The Company has adopted a director resignation policy whereby any director who fails to receive a majority of the votes cast during an uncontested election must submit his or her resignation to the Board. For purposes of determining the vote outcome for each nominee, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this vote. Shareholders may not cumulate votes in the election of directors.

Approval, by Non-Binding Advisory Vote, of the Compensation of the Company's Named Executive Officers. The vote to approve, on an advisory basis, the Company's executive compensation in Item No. 4 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the vote outcome of Item No. 4, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 4. Although non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Approval of the QEP Resources, Inc. 2018 Long-Term Incentive Plan. Approval of the QEP Resources, Inc. 2018 Long-Term Incentive Plan requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. For purposes of determining the vote outcome of Item No. 5, abstentions will be included in the vote totals, and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the outcome of Item No. 5.

Ratification of the Company's Independent Registered Public Accounting Firm. Ratification of the selection of PwC as the Company's independent registered public accounting firm for fiscal year 2018 in Item No. 6 requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. If this selection is not ratified by shareholders, the Audit Committee may reconsider its decision to engage PwC. For purposes of determining the vote outcome of Item No. 6, abstentions will be included in the vote totals and, therefore, an abstention will have the same effect as a negative vote.

Other than the items of business described in this proxy statement, we do not expect any other matter to come before the Annual Meeting. If any other matter is presented at the Annual Meeting, your signed proxy gives the named proxies authority to vote your shares at their discretion. If you submit a signed proxy card that does not include voting instructions, the proxy card will be voted "For" the election of all nominees under Item No. 2 or Item No. 3, as the case may be, and "For" all other proposals, unless the shares represented by the proxy card are held in the 401(k) Plan. (The trustee for the 401(k) Plan will vote shares for which no direction is given in the same proportion as all other shares for which the trustee received instructions.)

The Annual Meeting

Any shareholder of record as of March 26, 2018, may attend the Annual Meeting. If you own shares through a broker, bank or other nominee and you wish to attend the meeting, please obtain a letter, account statement or other evidence of your ownership of shares as of such date and bring it with you so that you may attend the meeting.

Revoking a Proxy

You may revoke your proxy by submitting a new proxy with a later date, including a proxy submitted via the Internet or telephone, or by notifying the Corporate Secretary before the meeting by mail at the address shown on the notice of annual meeting of shareholders. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

ITEM NO. 1 - COMPANY PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

The Board adopted, and recommends that the shareholders approve, an amendment to Article V of the Certificate of Incorporation to provide for the elimination of the classified structure of the Board and for the annual election of directors (the Declassification Amendment). The Declassification Amendment, if approved, will allow our shareholders to vote on the election of our entire Board each year, starting with the annual meeting of the shareholders in 2019 (the 2019 Annual Meeting), rather than on the staggered basis that our current classified board structure requires. The proposed revisions to the Certificate of Incorporation are attached as Appendix A to this proxy statement.
All of our directors, except for Mr. William L. Thacker, III, will tender their resignations from the Board immediately prior to the Annual Meeting, with such resignations being immediately effective.
If our shareholders approve this Item No. 1 at the Annual Meeting, the eight individuals nominated for election to our Board in Item No. 2 will serve for a one-year term until the 2019 Annual Meeting. If our shareholders do not approve this Item No. 1, we will continue to have a classified Board structure and our stockholders will instead be asked to elect the eight individuals nominated for election to our Board to the class and for one, two or three year terms, in each case as described in Item No. 3. The Declassification Amendment would not change the present number of directors or the Board's authority to change that number and to fill any vacancies or newly created directorships.
In addition, if the Declassification Amendment is approved, the Board intends to cause the Declassification Amendment to be filed with the Secretary of State of the State of Delaware following the Annual Meeting and to adopt conforming amendments to the Board's Corporate Governance Guidelines.
Current Classified Board Structure

Under our Certificate of Incorporation, the Board is currently separated into three classes equal in size. Absent the earlier resignation or removal of a director, each year the shareholders are asked to elect the directors comprising one of the classes for a three-year term, such that every three years, all of the classes undergo elections. The term of the class of directors that includes Mr. Phillips S. Baker, Jr., Ms. Mary Shafer-Malicki, and Mr. Charles B. Stanley is set to expire at the Annual Meeting. The terms of the other two classes of directors are set to expire in 2019 and 2020, respectively. However, each of the current directors, other than Mr. Thacker, will tender their resignations from the Board immediately prior to the Annual Meeting, with such resignation being immediately effective. Under the current classified board structure, shareholders may only elect approximately one-third of the Board of Directors each year.

Rationale for Declassification

A majority of our shareholders expressed their support for declassification proposals contained in our 2013, 2014 and 2015 proxy statements. However, those proposals did not pass because our governing documents required a supermajority (80%) of outstanding shares to support those proposals. Based on input from our shareholders, the Company sought shareholder approval in 2016 and 2017 to amend our governing documents to replace the 80% requirement with a requirement that holders of not less than a majority of the outstanding shares of our common stock approve such proposals. These efforts were not successful in 2016, but our shareholders approved this change at the 2017 annual meeting. Although the Board believes that the classified board structure has promoted continuity and stability, encouraged a long-term perspective on the part of directors and may be beneficial in the event of an unsolicited takeover attempt, the Board recognizes the sentiment of shareholders and institutional investor groups in favor of the annual election of directors. In response to input from our shareholders, during 2017, the Board considered the various positions for and against a classified board and recognized that an annual election fosters board accountability, enables shareholders to express a view on each director's performance by means of an annual vote and supports the Company's ongoing efforts to maintain "best practices" in corporate governance. Based on the Company's desire to maintain best practices in corporate governance, as well as input received from shareholders, the Company is proposing the immediate elimination of its classified board as discussed below.

Shareholder Approval Required

The approval of this proposal will require the affirmative vote of the holders of not less than a majority of the outstanding shares of common stock of the Company. In determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have the same effect as a vote against the proposal. If a shareholder returns a validly executed proxy, the shares represented by the proxy will be voted on the Declassification Amendment in the manner specified by the shareholder. If a shareholder does not specify the manner in which shares represented by a validly executed proxy are to be voted on this matter, such shares will be voted for the proposal.

The Board recommends that you vote FOR Item No. 1.

ITEM NO. 2 – ELECTION OF DIRECTORS

If our shareholders approve Item No. 1 at the Annual Meeting, our shareholders will be asked to consider eight nominees for election to our Board. Each nominee would serve for a one-year term until the 2019 Annual Meeting if our shareholders approve the Declassification Amendment (Item No. 1) at the Annual Meeting. If our shareholders do not approve the Declassification Amendment, the current classified board structure will remain in place and this Item No. 2 will not be submitted to a vote of our shareholders at the Annual Meeting, and instead Item No. 3 (Election of Classified Directors) will be submitted in its place.
Each of the director nominees has consented to being named in this proxy statement and to serve as a director if elected. However, in the event that any nominee is unwilling or unable to serve as a director, those named in the proxy may vote, at their discretion, for any other person.

Board Size and Elections

As noted above, each of Phillips S. Baker, Jr., Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M. W. Scoggins, Mary Shafer-Malicki, Charles B. Stanley and David A. Trice (collectively, the Nominees) will tender his or her resignation from the Board immediately prior to the Annual Meeting, with such resignation being immediately effective.

Each Nominee and Mr. Thacker possesses considerable experience and unique knowledge of the Company's challenges and opportunities. We seek a balance of director skill sets, plan carefully for board succession and seek constant improvement through effective board evaluations. All of our current directors (eight of which we are nominating under this Item No. 2) are independent except for Mr. Stanley. We empower independent directors through frequent board and committee executive sessions. We also annually appoint an independent lead director. The Board exercises a strong independent oversight function. This oversight function is enhanced by our Audit, Compensation and Governance Committees, each of which is made up entirely of independent directors.

When evaluating potential director nominees, the Governance Committee considers each individual's professional experience, areas of expertise and educational background in addition to general qualifications. The Governance Committee works with the Board to determine the appropriate mix of experiences, areas of expertise and educational backgrounds in order to establish and maintain a Board that is strong and well-rounded in its collective knowledge and that can fulfill its responsibilities, perpetuate our long-term success and represent the interests of our shareholders. The Governance Committee regularly communicates with the Board to identify professional experiences, areas of expertise, educational backgrounds and other qualifications that affect our business and that are particularly desirable for our directors to possess in order to help meet specific Board needs, including:

•
Exploration and Production (E&P) experience as current or former executives, which gives directors specific insight into, and expertise that fosters active participation in, the development and implementation of our operating plan and business strategy;

•
Executive leadership experience, which gives directors who have served in significant leadership positions strong abilities to motivate and manage others and to identify and develop leadership qualities in others;

•
Accounting and financial expertise, which enables directors to analyze our financial statements, capital structure and complex financial transactions, and oversee our accounting and financial reporting processes;

•	Enterprise risk management experience, which contributes to oversight of management's risk monitoring and risk management programs and establishment of risk tolerance aligned with our strategy; and

•
Public company board and corporate governance experience, which provides directors with a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency and accountability for management and the Board, and protection of our shareholders' interests.

Our Certificate of Incorporation provides for a Board consisting of between seven and 11 directors, with the precise number to be determined by the Board. Currently the Board consists of nine directors, and is expected to continue to consist of nine directors after the Annual Meeting.

Our Certificate of Incorporation also currently provides for the Board to be divided into three classes of directors, as nearly equal in number as possible, serving staggered three-year terms. Directors must receive a majority of the votes cast for the election of directors, and any director who fails to receive a majority of the votes cast during an uncontested election must submit his or her resignation to the Board.

If Item No. 1 is approved by our shareholders at the Annual Meeting, each Nominee will serve on the Board for a one year term expiring at the 2019 Annual Meeting.

Director Qualification Table

The following table highlights each Nominee's and Mr. Thacker's specific skills, knowledge and experience. A particular director may possess other valuable skills, knowledge and experience not indicated below.

Name	Financial and Accounting	Exploration & Production	Executive Leadership	Enterprise Risk Management	Public Company Governance
Phillips S. Baker, Jr.	X		X	X	X
Julie A. Dill	X		X	X	X
Robert F. Heinemann	X	X	X	X	X
Michael J. Minarovic	X	X	X	X
M. W. Scoggins	X	X	X	X	X
Mary Shafer-Malicki	X	X	X	X	X
Charles B. Stanley	X	X	X	X	X
William L. Thacker, III	X		X	X	X
David A. Trice	X	X	X	X	X

Biographical information concerning our directors appears below. Unless otherwise indicated, such individuals have been engaged in the same principal occupation for the past five years. Ages are correct as of the date of this proxy statement.

Director Nominees

Mr. Phillips S. Baker, Jr., age 58, has served as a QEP director since June 2010. He served as a director of Questar from 2004 to 2010. Mr. Baker is the President, CEO and a director of Hecla Mining Company (Hecla), a gold and silver mining company. He served as Chief Financial Officer (CFO) of Hecla from May 2001 to June 2003, and as Chief Operating Officer of Hecla from November 2001 to May 2003, before being named CEO in May 2003. He has 30 years of business experience, including 18 years of financial management, more than ten years as CEO of an NYSE-listed company and more than 20 years of directorships of public companies. Mr. Baker has also served as Chairman of the Board for the National Mining Association since October 2017, and has been a Board member since 2010. He has also served as a Board member of the National Mining Hall of Fame and Museum. In concluding that Mr. Baker is qualified to serve as a director, the Board considered, among other things, his financial knowledge and his extensive executive management and financial experience.

Ms. Julie A. Dill, age 58, has been a QEP director since May 2013. She most recently served as the Chief Communications Officer for Spectra Energy Corp. (Spectra) from 2013 until completion of Spectra's merger with Enbridge, Inc. (the Merger) in the first quarter of 2017. She also served on the board of Spectra Energy Partners from 2012 until the completion of the Merger. Ms. Dill has a wealth of experience in the energy sector, having served in a number of executive capacities in the natural gas and power industries. She served as the Group Vice President of Strategy for Spectra and the President and CEO of Spectra Energy Partners, LP from 2012 until 2013, and prior to that she served as President of Union Gas Limited from 2007 until 2011. Previously, she served in various financial and operational roles with Duke Energy, Duke Energy International and Shell Oil Company. Ms. Dill is also a member of the Advisory Council for the College of Business and Economics at New Mexico State University and also serves on the Memorial Hermann Hospital Community Relations Committee. In concluding that Ms. Dill is qualified to serve as a director, the Board considered, among other things, her experience as the President and CEO of a public company, her strong financial background and her more than 35 years of experience in the energy industry.

Dr. Robert F. Heinemann, age 65, has served as a QEP director since January 2014. He brings significant exploration and production expertise to QEP's Board through his experience as President, CEO and a director of Berry Petroleum Company, where he developed and executed that company's growth and capital allocation strategies. He served as a director of Berry from 2002 until 2013, and as President and CEO from 2004 through 2013. Previously, Dr. Heinemann worked for Halliburton Company, Mobil Exploration and Producing as well as other Mobil entities, in positions of increasing responsibility. Dr. Heinemann currently serves on the board of directors of Chaparral Energy, LLC, where he has also served as Chairman of the Board since May 2017, Crescent Point Energy Corp., and Great Western Oil and Gas Company, LLC, where he was also Chairman of the Board from 2014 through 2016. He previously was a director of Yates Petroleum Corporation until its merger in late 2016 and he formerly served as Chairman of the Board of C12 Energy, LLC until late 2015. He has more than 30 years of experience in the oil and gas industry in a number of technical, operational, technology, management and executive roles. In concluding that Dr. Heinemann is qualified to serve as a director, the Board considered, among other things, his extensive operational background and executive experience in the oil and gas industry.

Mr. Michael J. Minarovic, age 53, has been a QEP director since May 2017. Mr. Minarovic is the Co-Founder and Managing Director of Arena Energy, LP (Arena), an employee-owned exploration and production company focused on the Gulf of Mexico (GOM). Since founding Arena in 1999, Mr. Minarovic developed and executed a successful strategy of exploiting drilling opportunities in the GOM that were left behind after fifty years of drilling by the major oil companies. By completing a number of acquisitions and joint ventures, in addition to his responsibilities of reservoir engineering, risk management and opportunity generation, Mr. Minarovic grew Arena into one the largest private operators in the GOM, producing over 33,000 barrels of oil equivalent per day. Under his leadership, Arena achieved this success by investing over $3.2 billion in capital since 1999 without any outside equity participation. He is also the Managing Director and a Co-Founder of Arena Offshore, LP, an affiliated drilling and operating company that has been the second most active driller in the GOM during the past five years. Prior to co-founding Arena, Mr. Minarovic served as a petroleum engineer with Newfield Exploration Company and Conoco, Inc. Mr. Minarovic is an active member of the University of Texas PGE External Advisory Committee, Society of Petroleum Engineers, The John Cooper School Board of Trustees, and is an Executive Director of the United States Oil and Gas Association. In concluding that Mr. Minarovic is qualified to be nominated to our Board, the Board considered, among other things, his more than 29 years of oil and gas experience working in the independent, private and public sectors, including his entrepreneurial, executive and operational expertise as well as his background in negotiating and managing acquisitions and joint ventures with large public companies.

Dr. M. W. Scoggins, age 70, has been a QEP director since June 2010 and also currently serves as a director of Cobalt International Energy, Inc. and Laredo Petroleum, Inc. He served as a director of Questar Corporation from 2005 until 2010. He is President Emeritus of the Colorado School of Mines, an engineering and applied science research university. He served as Mines' President from June 2006 until his retirement in July 2015. Dr. Scoggins retired in 2004 after a 34-year career with Mobil Corp. and Exxon Mobil Corp. From 1999 to 2004, he served as Executive Vice President of Exxon Mobil Production Co. Prior to the merger of Mobil and Exxon in late 1999, Dr. Scoggins was President, International Exploration & Production and Global Exploration, and an officer and member of the executive committee of Mobil Oil Corp. He served on the board of Trico Marine Services from 2005 until 2011, and Venoco, Inc. from 2007 until 2012.
Dr. Scoggins has a Ph.D. in Petroleum Engineering from the University of Tulsa. In concluding that Dr. Scoggins is qualified to serve as a director, the Board considered, among other things, his extensive industry experience and his experience serving in senior executive positions in the upstream oil and gas business.

Ms. Mary Shafer-Malicki, age 57, has served as a QEP director since July 2017 and also currently serves as a director of McDermott International, Inc. and Wood, plc. Ms. Shafer-Malicki retired in 2009 after a 26-year career with BP Exploration Operating Company (BP) and Amoco Corporation. She served as Senior Vice President/CEO and Chief Operating Officer/General Manager for BP's operations in Angola from 2005 to 2009 and Director General for BP's operations in Vietnam from 2003 to 2005. Prior to this, she served as the Business Unit Leader for BP's Central North Sea gas business in Scotland from 2001 to 2003, General Manager for support services to all of BP's Continental Shelf upstream operations in the United Kingdom from 2000 to 2001, and President and General Manager for Amoco/BP's Dutch onshore and offshore production and gas storage operations in the Netherlands from 1998 to 2000. Ms. Shafer-Malicki currently serves as a director of the University of Wyoming Foundation as well as a member of industry advisory boards for the Chemical Engineering departments at the University of Wyoming and Oklahoma State University. In concluding that Ms.Shafer-Malicki is qualified to serve as a director, the Board considered, among other things, her extensive energy industry experience, including her serving in senior executive positions, and her experience as a director on multiple public company boards. Ms. Shafer-Malicki was appointed as a director by the Board in July 2017 as part of the Board's succession-planning process and was recommended as a director candidate by the Company's current lead director.

Mr. Charles B. Stanley, age 59, has served as President, CEO and a director of QEP since June 2010 and Chairman of the Board since May 2012. He also served in the same roles for QEP Midstream Partners, GP, LLC, the general partner of QEP Midstream Partners, LP, from 2013 until December 2014. Mr. Stanley served as Executive Vice President of Questar Corporation (Questar) from 2002 to 2008 and as Executive Vice President and Chief Operating Officer from 2008 until 2010. He also served as a director of Questar from 2002 until 2010. Prior to joining Questar, he served as President, CEO and a director of El Paso Oil and Gas Canada from 2000 to 2002, and as President and CEO of Coastal Gas International Company from 1995 to 2000. He is a director of Hecla Mining Company and serves on the boards of various natural gas industry trade organizations, including the American Exploration and Production Council. Mr. Stanley has served as Chairman of America's Natural Gas Alliance, an industry association representing large independent natural gas producers. In concluding that Mr. Stanley is qualified to serve as a director, the Board considered, among other things, his more than 30 years of experience in the oil and gas industry.

Mr. David A. Trice, age 69, has been a QEP director since 2011. He was CEO of Newfield Exploration Company (Newfield), an oil and natural gas exploration and production company from 2000 until his retirement in 2009. He also served as Chairman of the Board of Newfield from 2004 until 2010. Mr. Trice has served as a director of New Jersey Resources Corporation since 2004, and McDermott International, Inc. since 2009. Mr. Trice previously served as a director of Grant Prideco, Inc. from 2003 to 2008, as a director of Hornbeck Offshore Services, Inc. from 2002 until February 2011, and as a director of privately held Crazy Mountain Brewery, LLC from 2011 until January 2015. He is also a director of Rockwater Energy Solutions, Inc., a privately held company. He served as the Chairman of the American Exploration and Production Council from 2008 to 2009, and as Chairman of America's Natural Gas Alliance from 2009 to 2010. In concluding that Mr. Trice is qualified to serve as a director, the Board considered, among other things, his experience as the CEO of a publicly traded independent exploration and production company.

For Item No. 2, the Board recommends that you vote FOR each of the nominees listed above.

Current Director (Term to Expire in 2019)

William L. Thacker, III, age 72, has been a QEP director since February 2014.
Mr. Thacker served as non-executive Chairman of the Board of Copano Energy LLC from 2009 through 2013 (he served on the Copano board beginning in 2004). Previously, he served as Chairman and CEO of TEPPCO Partners. Mr. Thacker also served on the board of Pacific Energy Management prior to the sale of Pacific Energy Partners to Plains All American Pipeline in 2006. He served on the board of GenOn Energy Inc. from January 2006 until November 2012 when GenOn merged with NRG Energy. He also serves on the boards of the Kayne Anderson Midstream Energy Fund and the Kayne Anderson Energy Development Company. In concluding that Mr. Thacker is qualified to serve as a director, the Board considered, among other things, his extensive energy industry experience and his experience as a director on multiple public company boards.

ITEM NO. 3 – ELECTION OF CLASSIFIED DIRECTORS (ITEM NO. 3 WILL NOT BE ADOPTED IF OUR SHAREHOLDERS APPROVE ITEM NO.1)

Our shareholders will be asked to vote on this Item No. 3 only in the event that at the Annual Meeting the shareholders do not approve Item No. 1 (the adoption of the amendments to our Certificate of Incorporation to eliminate our classified Board). If the shareholders approve Item No. 1, then we will amend our Certificate of Incorporation to eliminate our classified Board by filing the Amended and Restated Certificate of Corporation, a form of which is attached as Appendix A to this proxy statement, with the Secretary of State of the State of Delaware, and the shareholders will proceed to vote on Item No. 2 and not this Item No. 3. If, however, the shareholders do not approve Item No. 1, a vote will be taken on this Item No. 3.
If the shareholders do not approve Item No. 1, the current classified board structure will remain in place. As such, each of the following are nominated for election to the class and for the term set forth in the table below.

Name	Class	Expiration of Term
Robert F. Heinemann	I	2020
Michael J. Minarovic	I	2020
David A. Trice	I	2020
Phillips S. Baker	II	2021
Mary Shafer-Malicki	II	2021
Charles B. Stanley	II	2021
Julie A Dill	III	2019
M. W. Scoggins	III	2019

Each of the director nominees has consented to being named in this proxy statement and to serve as a director if elected. However, in the event that any nominee is unwilling or unable to serve as a director, those named in the proxy may vote, at their discretion, for any other person.
The Board recommends, only in the case that Item No. 2 is not approved, that you vote FOR each of the nominees listed above.

GOVERNANCE INFORMATION

Governance Update

There were several governance developments to highlight from the past year, including:

•
A company-supported proposal to eliminate 80% supermajority voting received support from the holders of over 80% of our then-outstanding shares, and, therefore, the proposal was approved. The Company subsequently took steps to amend and restate its Certificate of Incorporation and Bylaws to implement the changes included in the proposal.

•
Given the elimination of the 80% supermajority voting requirement that has previously proved to be a barrier to approving the declassification of our Board, and feedback from our shareholders, our Board is recommending in Item No. 1 that our shareholders approve changes to our Certificate of Incorporation that will declassify our Board over a one-year period.

•
The Board continued to focus on succession-planning by adding two new directors to the Board, which resulted in increasing the diversity and the size of the Board. Additionally, the Board decided to allow Mr. Thacker to serve the third and final year of his elected term even though he will be 72 years old at the upcoming annual meeting.

•
As noted in the "Shareholder Engagement" section below, the Company continued to focus on its shareholder outreach program during 2017, contacting shareholders who collectively owned over 65% of our outstanding shares. The Company is committed to continuing annual shareholder outreach.

General Governance Information

We seek to implement best practices in corporate governance, including robust Code of Conduct, Corporate Governance Guidelines and committee charters, each of which is available on the Company's website at http://ir.qepres.com/phoenix.zhtml?c=237732&p=irol-govhighlights. These documents provide the framework for our corporate governance. Any of these documents will be furnished in print without charge to any interested party who requests them.

Shareholder Engagement

Continuous and transparent communication with our shareholders helps our Board and senior management team gain useful feedback on a wide range of topics including corporate governance matters and executive compensation. Accountability to shareholders is not only a mark of our good governance but an important component of our success. In keeping with our shareholder outreach efforts in 2015 and 2016, as noted in "Governance Update" above, in 2017 we contacted shareholders who collectively owned in excess of 65% of our outstanding shares. The Board considered investor feedback in deciding to recommend approval of the Declassification Amendment (Item No. 1) as well as decisions related to our executive compensation programs, as discussed in the Compensation Discussion and Analysis section below. We value the feedback provided by our shareholders and look forward to continued, open dialogue on corporate governance issues, executive compensation decisions and other matters relevant to our business.

Director Independence

The Board evaluated all relationships between the Company and its directors and determined that all non-management directors currently serving on the Board (Phillips S. Baker, Jr., Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M.W. Scoggins, Mary Shafer-Malicki, William L. Thacker, III, and David A. Trice) are independent under all applicable rules and regulations, including the listing requirements of the NYSE, as set forth in Section 303A.02 of the NYSE Listed Company Manual, and the Company's Corporate Governance Guidelines. The Board also determined that no independent director has a material relationship with the Company that could impair the director's independence. The criteria applied by our Board in determining independence are available on the Company's website at "http://media.corporate-ir.net/media_files/IROL/23/237732/Corporate%20Governance%20Guidelines%20-%20As%20Updated%205-16-16.pdf". The Board evaluates independence on an ongoing basis.

Board Leadership Structure

Based on the Board's experience, considerable engagement with shareholders and an assessment of research on this issue, the Board understands that there are a variety of viewpoints concerning a board's optimal leadership structure; that available empirical data concerning the impact of board leadership on shareholder value is inconclusive; and, accordingly, that there is no single, generally accepted approach to board leadership in the United States. Given the dynamic and competitive environment in which we operate, the Board believes that the right leadership structure may vary as circumstances change.

Currently, our Board believes that a strong Lead Director, in addition to a combined Chairman and CEO allow our Lead Director to provide independent Board leadership and permit our Chairman and CEO to use his knowledge of the Company to focus Board discussions. The combined role of Chairman and CEO also ensures that the Company presents its strategy to shareholders, employees and other stakeholders with a single voice. Our shareholders have demonstrated support for this approach with a strong majority opposing shareholder proposals in 2013 and 2016 to separate the roles of Chairman and CEO. Moreover, during our meetings with shareholders over the last three years, there has been overwhelming support expressed for our current combined Chairman/CEO role.

The Lead Director is selected by our Board annually. Currently, David A. Trice is serving as Lead Director, and he is expected to continue to serve as Lead Director if he is elected pursuant to Item No. 2 or Item No. 3, as the case may be. In this role, Mr. Trice:

•	Presides at all executive sessions of the independent directors and the board meetings at which the Chairman is not present;

•	Serves as liaison between the Chairman and the independent directors;

•	Approves information sent to the Board;

•	Approves meeting agendas for the Board;

•	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	Has the authority to call meetings of the independent directors; and

•	Ensures that he is available for consultation and direct communication, if requested by major shareholders.

Board Committees

Our Board has an Audit Committee, Compensation Committee and a Governance Committee, each of which is composed solely of independent directors. As noted above, each committee has a charter that can be found on the Company's website at http://ir.qepres.com/phoenix.zhtml?c=237732&p=irol-govhighlights. The Company will provide each charter to any interested party who requests it in print without charge. The following section includes information about our Board committees. The members of our Board and the Board committees on which they currently serve are identified below.

Director	Audit	Compensation	Governance
Phillips S. Baker, Jr.	X		X
Julie A. Dill	X		X
Robert F. Heinemann	X	Chair
Michael J. Minarovic	X	X
M. W. Scoggins	Chair	X
Mary Shafer-Malicki	X		X
Charles B. Stanley
William L. Thacker, III		X	X
David A. Trice		X	Chair

Audit Committee

The Audit Committee reviews auditing, accounting, financial reporting and internal control functions, and oversees risk assessment and compliance activities. The Audit Committee has the sole authority to hire, compensate, retain, oversee and terminate the Company's independent registered public accounting firm. The Audit Committee also has sole authority to preapprove all terms and fees for audit services, audit-related services and other services to be performed by the Company’s independent registered public accounting firm. The Audit Committee also reviews any related-person transactions brought to its attention that could reasonably be expected to have a material impact on the Company's financial statements and determines whether any action is necessary.

The Audit Committee meets all the requirements set forth in Sections 303A.06 and 303A.07 of the NYSE Listed Company Manual. The Board has determined that all members of the Audit Committee satisfy the standards for independence as they relate to audit committees as set forth in Section 303A.02 of the NYSE Listed Company Manual and as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (Exchange Act). The Audit Committee frequently meets in executive sessions and meets with the internal auditors and independent auditors outside the presence of management. All Audit Committee members qualify as audit committee financial experts.

Compensation Committee
The Compensation Committee oversees our executive compensation program and benefit plans and policies; administers our short- and long-term incentive plans, including equity-based programs; oversees and annually reviews short- and long-term as well as emergency succession planning; approves compensation decisions for officers; recommends CEO total compensation to the full Board; and annually reviews the performance of the CEO. The Compensation Committee oversees the risk assessment of our executive and non-executive compensation programs. The Compensation Committee also considers and makes recommendations to the full Board regarding compensation for independent directors.

The Compensation Committee meets the independence requirements set forth in Section 303A.02 of the NYSE Listed Company Manual, and each member qualifies as an independent director under Rule 16b-3 of the Exchange Act and as an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee frequently meets in executive sessions and meets with its compensation consultant outside of the presence of management.

The Compensation Committee has authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information and analysis regarding executive and director compensation. These consultants report directly to, and may meet separately with, the Compensation Committee, and may consult with the Compensation Committee Chairman between meetings. The Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its independent consultant to advise it as to executive and director compensation in 2017. The Compensation Committee considered the factors outlined by the NYSE and determined that Meridian is independent under those factors, and that Meridian's work in 2017 did not create any conflict of interest with respect to its representation of the Compensation Committee. See "Compensation Process – Role of Independent Compensation Consultant" in the Compensation Discussion and Analysis section for a description of Meridian's duties.

The Compensation Committee has authorized Mr. Stanley, our CEO, and Margo Fiala, the Vice President of Human Resources, in their respective capacities as officers, to grant restricted stock to newly hired employees and for employee retention up to a limit of $250,000 per grant. This authority is subject to certain limitations, and does not extend to grants to officers or directors. The full Compensation Committee reviews each grant made by Mr. Stanley or Ms. Fiala at its next meeting following any such grant. The Compensation Committee has also delegated to its Chair, currently Mr. Heinemann, authority to replenish the pool of shares to be granted by Mr. Stanley or Ms. Fiala. The full Compensation Committee reviews any such replenishment at its next meeting following the replenishment.

Governance Committee

The Governance Committee, which also functions as the Company's nominating committee, is responsible for committee assignments; new director searches; drafting and revising the Corporate Governance Guidelines; conducting annual evaluations of the Board, its committees and individual directors; and making recommendations to the full Board on various governance issues. All members of the Governance Committee meet the independence requirements set forth in Section 303A.02 of the NYSE Listed Company Manual.

The Governance Committee's Charter defines the criteria for director nominees, including nominees recommended by shareholders and nominees selected by the Governance Committee. These criteria provide a framework for evaluating all nominees as well as incumbent directors. The key criteria are personal and professional integrity and ethics; experience in the Company's business; experience as a CEO, president, CFO or senior officer of a public company or extensive experience in finance or accounting; currently active in business at least part time or recently retired, with skills and experience needed to serve as a member of the Board; experience as a board member of another public company; willingness to commit time and resources to serve as a director; and good business judgment, including the ability to make independent analytical inquiries. The Governance Committee considers candidates who will contribute a broad range of knowledge, talents, skills and expertise, particularly in the areas of the oil and natural gas industry, strategic planning, accounting and finance, corporate governance, management and diversity of the Board in terms of race, gender, ethnicity or professional background, sufficient to provide prudent guidance about the Company's operations and interests. Board nominees must be less than 72 years of age, unless that requirement is waived by the Board.

The Governance Committee also considers any recommendations for director nominees made by shareholders. The Governance Committee evaluates nominees recommended by the shareholders using the same criteria it uses for other nominees.

We amended our Bylaws in December 2016 to permit a group of up to 20 shareholders who collectively have owned at least 3% of our outstanding capital stock for at least three consecutive years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the shareholder(s) and the nominee(s) meet the other requirements in our Bylaws. We further amended our Bylaws in October 2017 to require the Company to provide to the shareholders additional information about director nominees in advance of the annual meeting, and to require that director nominees proposed by both our Board and our shareholders must complete and update background questionnaires regarding the director nominee's qualifications; to authorize the presiding person at shareholder meetings to enact rules of conduct and determine if business has been properly brought before the meeting; and to require a majority of directors (instead of two directors) to call a special meeting. Shareholders who wish to nominate directors for inclusion in our proxy statement or at an annual meeting should follow the instructions in the "Shareholder Nominations and Proposals" section below.

Board Risk Oversight

Our Board, as a whole and through its committees, is responsible for overseeing risk management. The Company's executive officers are responsible for day-to-day management of the material risks the Company faces. In its oversight role, our Board is charged with satisfying itself that the risk management processes designed by management are functioning effectively and as designed. Our Board and its committees regularly discuss material risk exposures, the disclosure of risks, the potential impact of risks on the Company and the efforts of management to address the identified risks.

A number of Board processes support our risk management program. The full Board regularly reviews operational, regulatory and environmental risks and discusses the Company's enterprise risk management program. The Board reviews and approves the capital budget and certain capital projects, the hedging policy, significant acquisitions and divestitures, equity and debt offerings, and other significant activities.

The Audit Committee plays an important role in risk management by assisting the Board in fulfilling its responsibility to oversee the integrity of the financial statements and our compliance with legal and regulatory requirements. The Audit Committee retains and interacts regularly with our independent auditors and also meets regularly with our internal auditors. Additionally, the Audit Committee reviews financial and accounting risk exposure; the Company's proved oil and gas reserves estimation process, reserve estimates, changes to reserve estimates and disclosures regarding reserve estimates; issues related to cybersecurity; and the Company's internal controls. The Audit Committee also oversees ethics and compliance procedures and reporting.

The Compensation Committee reviews the compensation program to ensure it is aligned with our compensation objectives and to address any potential risks it may create. The Compensation Committee has designed our short- and long-term compensation plans with features that reduce the likelihood of excessive risk-taking, including a balanced mix of cash and equity and short- and long-term incentives, an appropriate balance of operating and financial performance measures, a proper balance of fixed and at-risk compensation components, significant stock ownership requirements for officers, extended vesting schedules on equity grants, and caps on incentive awards.

Our Governance Committee's role in risk management includes regularly reviewing developments in corporate governance and reviewing our Corporate Governance Guidelines to recommend appropriate action to the full Board. The Governance Committee also provides input as to Board composition, size and committee assignments, and recommends adjustments to ensure that we have appropriate director expertise to oversee the Company's evolving business operations.

Stock Ownership Guidelines for Non-Employee Directors

Our Board adopted stock ownership guidelines for independent directors to align the interests of our directors with the interests of our shareholders and to promote our commitment to best practices in corporate governance. Within five years of beginning their service, independent directors are required to hold QEP shares with a value equal to five times the amount of each such director's annual cash compensation. Shares that count toward satisfaction of the guidelines include common stock owned by the director and phantom stock attributable to deferred compensation. Each of the independent directors who has served for five years or longer holds a sufficient number of shares to satisfy these guidelines. The Board reviewed these guidelines again in 2017 and determined these guidelines were appropriate.

Limits on Board Service

Our directors may not serve on the board of directors of more than five public companies at any given time. Our CEO may not serve on more than two boards in addition to our Board at any given time. A member of our Audit Committee may not simultaneously serve on the audit committee of more than two other public companies at any given time unless the Board determines that such simultaneous service would not impair the director's ability to serve effectively on our Audit Committee.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2017 were Dr. Heinemann, Dr. Scoggins, Mr. Trice, Mr. Thacker and Mr. Minarovic (since May 2017). No member of our Compensation Committee was at any time prior to or during 2017, or the first three months of 2018, an officer or employee of our Company. Additionally, no member of the Compensation Committee had any relationship with our Company requiring disclosure as a related-person transaction. During 2017, no executive officer of our Company served on the compensation committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee. Furthermore, no executive officer of our Company served on the Compensation Committee of another company that had one of its executive officers serve as a member of our Board.

Communications with Directors

Interested parties may communicate with the full Board, non-management directors as a group or individual directors, by sending a letter in care of the Corporate Secretary at QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, Colorado 80265. Our Corporate Secretary has the authority to discard any solicitations, advertisements or other inappropriate communications, but will forward any other mail to the named director or group of directors.

Attendance at Meetings

The QEP Board and committees of the Board held the following number of meetings in 2017:

	Board	Audit Committee	Compensation Committee	Governance Committee
Number of Meetings	10	7	6	4

Each director attended at least 75% of the aggregate of (1) the number of Board meetings held while he or she was a director; and (2) the number of meetings of all committees of the Board held while he or she served as a member of his or her respective committee. Our directors are expected to attend the Annual Meeting. All of the directors attended the 2017 Annual Meeting of Shareholders.

Family Relationships

No director or executive officer is related to any other director or executive officer.

Director Retirement Policy

Our Board has adopted a retirement policy that permits an independent director to continue serving until the annual meeting following his or her 72nd birthday, provided that the director remains actively engaged in business, financial or community affairs. The Board does not believe that directors who retire, resign or otherwise materially change their position with their employers should necessarily leave the Board; however, they are required to submit a notice of any such retirement, resignation or change to the Chairman of the Board and Chairman of the Governance Committee. The Board will then review the continued appropriateness of Board membership under the changed circumstances. The Board may waive its director retirement requirements in certain situations. As noted above, the Board made a determination to allow Mr. Thacker, who will be 72 years old at the May 2018 annual meeting, to serve the third and final year of the term he was elected to by our shareholders in May 2016.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Transactions with related persons are those that involve our directors, executive officers, director nominees, greater than 5% shareholders, immediate family members of these persons or entities in which one of these persons has a direct or indirect material interest. Pursuant to the procedures described below, we review all transactions that would involve amounts exceeding $120,000 (the current threshold required to be disclosed in the proxy statement under SEC regulations) and certain other similar transactions.

Policies and Procedures for Review and Approval of Related-Person Transactions

Pursuant to the terms of our Corporate Governance Guidelines, we require that all executive officers and directors report to our Corporate Secretary or Assistant Corporate Secretary any event or anticipated event that might qualify as a related-person transaction. The Corporate Secretary or Assistant Corporate Secretary then reports those transactions to the Audit Committee. We also collect information from questionnaires sent to executive officers and directors early each year that are designed to reveal related-person transactions. If a report or questionnaire shows a potential related-person transaction, our Audit Committee will review the transaction in accordance with our Code of Conduct. The Audit Committee will review pending and ongoing transactions to determine whether they conflict with the best interests of the Company, impact a director's independence or conflict with our Code of Conduct. If the transaction is completed, the Audit Committee will determine whether rescission of the transaction, disciplinary action or reevaluation of independence is required. If a waiver to the Code of Conduct is granted to an executive officer or director, the nature of the waiver will be disclosed on our website (www.qepres.com), in a press release or on a current report on Form 8-K.

Related-Person Transactions

In the fourth quarter of 2017, we completed two transactions to refinance all or a portion of our senior notes that mature in 2018, 2020 and 2021. We offered to purchase up to $361 million aggregate principal amount of our outstanding 6.80% Senior Notes due 2020 and 6.875% Senior Notes due 2021 (Tender Offer). We also redeemed all of the $134 million of principal amount outstanding of our 6.8% Senior Notes due 2018 (Redemption). Pursuant to the Tender Offer, Richard Doleshek, our Executive Vice President and Chief Financial Officer, tendered $400,000 in principal amount of the 6.80% Senior Notes due 2020 and $1,500,000 in principal amount of the 6.875% Senior Notes due 2021, and we purchased all of these tendered senior notes for a purchase price of $430,000 and $1,627,500, respectively. Pursuant to the Redemption, we redeemed $312,000 in principal amount of the 6.8% Senior Notes due 2018 held by Mr. Doleshek and his spouse for an amount equal to 101.559% of the principal amount plus accrued and unpaid interest.

Prior to the Tender Offer and Redemption, the highest principal amounts owned by Mr. Doleshek, together with his spouse, during 2017 were $312,000 of 6.80% Senior Notes due 2018, $550,000 of 6.80% Senior Notes due 2020, $1,950,000 of 6.875% Senior Notes due 2021 and $520,000 of 5.375% Senior Notes due 2022. As of March 1, 2018, Mr. Doleshek, together with his spouse, continued to own $150,000 of the Senior Notes due

2020, $450,000 of the Senior Notes due 2021 and $20,000 of the Senior Notes due 2022. During 2017, we paid Mr. Doleshek and his spouse interest on senior notes held by both of them totaling $229,022.

Mr. Doleshek reported his intent to participate in the Tender Offer to the Company's Corporate Secretary prior to tendering his senior notes in the Tender Offer. Our Audit Committee reviewed the original purchases of the senior notes by Mr. Doleshek and his spouse, the payment of interest on senior notes held by Mr. Doleshek and his spouse, the tender by Mr. Doleshek of portions of his 6.8% Senior Notes due 2020 and his 6.875% Senior Notes due 2021, and the redemption of his 6.8% Senior Notes due 2018. The Audit Committee determined that these transactions did not conflict with the best interests of the Company or conflict with our Code of Conduct.
SECURITY OWNERSHIP

The information provided below summarizes the beneficial ownership of our common stock by our named executive officers, each of our directors, all of our executive officers and directors as a group, and persons owning more than 5% of our common stock. "Beneficial ownership" generally includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes common stock that is held directly and also stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Directors and Executive Officers

The following table lists the shares of our common stock beneficially owned by each director, named executive officer, and all directors and executive officers as a group as of March 8, 2018. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of March 8, 2018, are included as outstanding and beneficially owned for that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted in the footnotes below, the holders have sole voting and dispositive powers over the shares. The Company has no knowledge of any arrangement that would, at a subsequent date, result in a change in control of the Company.

	Amount and Nature of Beneficial Ownership
Name	Common Stock Beneficially Owned		Common Stock Acquirable Within 60 Days		Total Beneficially Owned	Percent of Class[9]
Charles B. Stanley	992,407	[1,2,3,4,5]	542,924		1,535,331	*
Richard J. Doleshek	405,489	[1,2,3]	265,805		671,294	*
Jim E. Torgerson	332,613	[1,2,3]	200,963		533,576	*
Christopher K. Woosley	142,742	[1,2]	93,148		235,890	*
Margo D. Fiala[6]	83,045	[1,2,3]	56,501		139,546	*
Phillips S. Baker, Jr.	28,897		82,293	[7]	111,190	*
Julie A. Dill	5,525		70,240	[7]	75,765	*
Robert F. Heinemann	7,200		66,129	[7]	73,329	*
Michael J. Minarovic	0		32,558	[7]	32,558	*
M. W. Scoggins	7,700	[8]	156,616	[7]	164,316	*
Mary Shafer-Malicki	0		31,731	[7]	31,731	*
William L. Thacker III	0		66,863	[7]	66,863	*
David A. Trice	50,000		80,585	[7]	130,585	*
Other executive officers	59,446	[1,2]	28,786		88,232	*
All directors and executive officers (14 individuals)	2,115,064		1,775,142		3,890,206	1.60%

1.
Includes the following unvested restricted shares for which the owners have sole voting power, but which cannot be disposed of until they vest: Mr. Stanley owns 336,076 shares; Mr. Doleshek owns 177,594 shares; Mr. Torgerson owns 163,330 shares; Mr. Woosley owns 86,494 shares; Ms. Fiala owns 43,991 shares; and the other executive officers have a combined ownership of 35,136 shares.

2.
Does not include the following executives' long-term cash incentive amounts measured in performance share units (PSUs) pursuant to the QEP Cash Incentive Plan, which are subject to a cash payout to the extent certain performance objectives are achieved: Mr. Stanley owns 580,961 PSUs; Mr. Doleshek owns 297,996 PSUs; Mr. Torgerson owns

268,900 PSUs; Mr. Woosley owns 113,690 PSUs; Ms. Fiala owns 47,984 PSUs; and the other executive officers have a combined ownership of 37,858 PSUs.

3.
Does not include the following phantom stock units held in the QEP Deferred Compensation Wrap Plan: Mr. Stanley owns 53,605 units; Mr. Doleshek owns 7,147 units; Mr. Torgerson owns 6,133 units; and Ms. Fiala owns 3,566 units.

4.
Does not include 169,907 shares owned by the QEP Resources Educational Foundation (Foundation), a non-profit corporation. As Chairman of the Foundation's Board of Trustees, Mr. Stanley has voting power for the shares but disclaims any beneficial ownership of the shares.

5.	Includes 524,712 shares held in a trust for which Mr. Stanley has shared voting and dispositive powers with his spouse.

6.	Ms. Fiala will no longer be employed by the Company effective March 31, 2018.

7.
Represents fully-vested phantom stock units held in the QEP Deferred Compensation Plan for Directors, which are payable in cash or shares of QEP common stock (at the director's election) upon termination of the director's service on the Board.

8.	Shares are held in a joint account for which Dr. Scoggins has shared voting and dispositive powers with his spouse.

9.	The percentage of shares owned is less than 1% unless otherwise stated.

Certain Beneficial Owners

The following table sets forth information with respect to each person known by the Company to beneficially own more than 5% of our common stock as of March 8, 2018.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc., 55 E. 52nd Street, New York, NY 10055	20,778,162[1]	8.6%
Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355	20,556,038[2]	8.5%

1.	Based on its Schedule 13G filed with the SEC on January 29, 2018, as of December 31, 2017, BlackRock had sole voting power of 19,826,524 shares and sole dispositive power of 20,778,162 shares.

2.
Based upon its Schedule 13G filed with the SEC on February 12, 2018, as of December 31, 2017, Vanguard had sole voting power of 129,228 shares; sole dispositive power of 20,242,499 shares; shared voting power of 24,097 shares; and shared dispositive power of 131,539 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and regulations promulgated by the SEC, the Company's directors and officers subject to Section 16(a) and persons who beneficially own more than 10% of the Company's stock are required to file reports of ownership and changes in ownership with the SEC. The Company prepares reports for directors and officers subject to Section 16(a)based on information known and otherwise supplied, including information provided in response to director and officer questionnaires. Based on this information, the Company believes that all filing requirements under Section 16(a) of the Exchange Act with respect to the Company's directors and officers subject to Section 16(a) were satisfied in 2017.

AUDIT COMMITTEE REPORT

The Audit Committee adopted its Charter in 2010 upon formation of the Company and has amended it from time to time. Audit Committee members are appointed each year by the Board to review the Company's financial matters. The Board has determined that each member of our Audit Committee meets the independence requirements set by the NYSE. The Board has also determined that all members of the Audit Committee are audit committee financial experts as defined by the SEC. No member of the Audit Committee serves as a member of the audit committee of more than three public companies.

We reviewed and discussed with the Company's management the audited financial statements for the year ended December 31, 2017. We discussed with representatives of PwC, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU§ 380), Communication with Audit Committees. We have also received the written disclosures and the letter from PwC required by applicable provisions of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence, and we have discussed with representatives of PwC its independence from the Company. We have also discussed with the Company's officers and PwC such other matters and received such assurances from them as we deemed appropriate.

Based on our review and discussions, we have recommended to the Board the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

By the Audit Committee:

M. W. Scoggins, Chair
Phillips S. Baker, Jr.
Julie A. Dill
Robert F. Heinemann
Michael J. Minarovic
Mary Shafer-Malicki

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with management and, based on our review and discussions, have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

By the Compensation Committee:

Robert F. Heinemann, Chair
Michael J. Minarovic
M. W. Scoggins
William L. Thacker, III
David A. Trice

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the objectives and elements of the executive compensation programs for our Named Executive Officers (NEOs). Our NEOs include our principal executive officer, our principal financial officer, our three other most highly compensated Section 16 officers, as well as one former officer that would have been one of the three other most highly compensated Section 16 officers had he still been employed by QEP at year end. Our NEOs for 2017 are:

•	Charles B. Stanley, Chairman, President and Chief Executive Officer (CEO)

•	Richard J. Doleshek, Executive Vice President, Chief Financial Officer (CFO)

•	Jim E. Torgerson, Executive Vice President, QEP Energy

•	Christopher K. Woosley, Senior Vice President and General Counsel

•	Margo D. Fiala[1], Vice President, Human Resources

•	Matthew T. Thompson, Former Vice President, Energy (departed September 15, 2017)

1Ms. Fiala will no longer be employed by the Company effective March 31, 2018.

Executive Summary

Company Overview, 2017 Business Highlights and 2018 Strategic Initiatives

QEP is an independent crude oil and natural gas exploration and production (E&P) company. As a result, our earnings, cash flows, asset values and stock price are significantly influenced by the cyclical and volatile nature of commodity prices for crude oil, natural gas, and natural gas liquids. Since our spin-off from Questar in 2010, we've been on a deliberate path to increase oil as a percentage of total production and proved reserves, as well as simplify our asset portfolio. Through a series of acquisitions in two world-class oil provinces, first in the Williston basin and then in the Permian, and through divestiture of noncore gas weighted assets in the Midcontinent and the Rockies, we have successfully increased liquids from less than 15% of total production in 2011 to almost 50% in 2017.

2017 Business Highlights

Our Company delivered significant results and accomplishments in 2017:

•	Generated net income of $269.3 million, or $1.12 per diluted share;

•	Recognized realized oil prices that were $6.07 per bbl, or 14% higher compared to 2016;

•	Delivered oil equivalent production of 53.1 MMboe;

•	Delivered crude oil production of 19.6 MMbbl, including a record 6.1 MMbbl in the Permian Basin;

•	Delivered natural gas production of 168.9 Bcf, including 72.9 Bcf in the Haynesville/Cotton Valley;

•	Reported record year-end total proved reserves of 684.7 MMboe, including record proved crude oil reserves of 320.5 MMbbl;

•	Divested Pinedale Anticline natural gas asset for net cash proceeds of $718.2 million;

•	Acquired approximately 15,100 net acres in the core of the northern Midland Basin;

•	Expanded our successful refracturing program in Haynesville/Cotton Valley and began refracturing wells in the Williston Basin; and

•
Issued $500.0 million of senior notes and repaid $445.7 million of senior notes, which were due in 2018, 2020 and 2021; paid fees and expenses associated with the repayment and used the remainder for general corporate purposes.

Our accomplishments in 2017 were significant, including the divestiture of our Pinedale Anticline natural gas asset and expansion of our tier one acreage position in the Permian Basin via a tax efficient acquisition. We continued to accelerate our development activity while actively enhancing our drilling and completion designs in the Permian Basin. We also had success with our refrac programs in both the Haynesville and the Williston Basin and we successfully completed our first long-lateral horizontal well utilizing state-of-the-art completion techniques in the Haynesville.

2018 Strategic and Financial Initiatives

In February 2018 we announced that our Board of Directors approved several strategic and financial initiatives to transition QEP to a pure-play Permian Basin company and to address the significant discount to net asset value reflected in the Company’s share price. These initiatives are as follows:

Strategic Initiatives

•	Engagement of financial advisors to assist with the divestiture of the Company’s Williston and Uinta basin assets with data rooms expected to be opened in late March or early April; and

•	Marketing of remaining non-Permian assets, including the Haynesville/Cotton Valley (Haynesville), in the second half of 2018.

Financial Initiatives

•
Use of proceeds from asset sales, to fund Permian Basin development program, until the program reaches operating cash flow neutrality in 2019, reduce debt and return cash to shareholders through share repurchases;

•	Approval of a $1.25 billion share repurchase program; and

•	Approval of a 2018 capital investment plan of approximately $1.075 billion, of which approximately 65% will be directed toward the Permian Basin.

These strategic and financial initiatives will allow us to simplify our portfolio, streamline our operations, and sharpen our focus on Permian Basin assets, quickly resulting in our Company becoming a pure-play Permian company. Today, our Permian Basin assets consist of approximately 44,000 net acres in the core of the northern Midland Basin. These assets delivered 8.2 MMboe of net production in 2017 with estimated total proved year-end 2017 reserves of 272.7 MMboe.

As a result of these initiatives, the Company's Board of Directors has implemented severance and retention programs to manage through this transition. Please see pages 52-53 of this proxy statement for more information. Additionally, for 2018 our top two executive officers will have specific annual incentive performance goals related to the execution of our new corporate strategy, including asset divestitures and Permian Basin operating and cost metrics.

Strong Say on Pay Results and Summary of 2017 Compensation Actions

Our shareholders have overwhelmingly approved our executive compensation programs in past say-on-pay votes (averaging 93% of the votes cast for the past six years). In light of industry considerations as well as feedback from our shareholder outreach program in the fall of 2016, our Compensation Committee took the following actions in early 2017 with respect to our 2017 executive compensation programs:

•	Kept our CEO's base salary unchanged for the third year in a row;

•	Incorporated new metrics in our 2017 Annual Incentive Plan (AIP), including:

◦	Drilling Rate of Return to measure capital efficiency and capital allocation decisions, using full-cycle (e.g. acquisition) costs;

◦	EBITDA per Barrel of Oil Equivalent (Boe) to ensure focus on high margins and avoid producing "at any cost;"

◦	Gross Debt/EBITDA to ensure focus on a strong balance sheet and liquidity; and

◦	Confirmation of Acquired Reserves to measure the value of our 2016 Permian Acquisition and our ability to grow the acquired assets organically;

•
Increased AIP targets as a percentage of base salary by an average of 7% for our top three NEOs to better align their short-term targets with those of individuals in comparable roles in our peer group;

•	Restored long-term incentive (LTI) awards after a 10% reduction in 2016 in recognition of the industry environment; and

•	Restored our use of stock options in our LTI award mix to 20% for all officers, resulting in an overall allocation of 70% performance-based LTI awards for our top three NEOs.

In addition, our Compensation Committee took the following actions in early 2018 based on performance through December 31, 2017:

•
Paid out the 2015 performance share unit (PSU) awards at 36% of grant date target based upon our relative total shareholder return (TSR) performance score of 85% from January 1, 2015 to December 31, 2017 and the absolute share price performance over the same period; and

•	Approved an overall 2017 AIP company score of 89.6% and further reduced the final awards for our top three NEOs based on stock price performance.

Response to 2017 Shareholder Feedback

We value ongoing dialogue with our shareholders regarding our executive compensation programs. During 2017, we continued our shareholder outreach efforts consistent with our approach in 2016, including contacting shareholders (including our larger shareholders' representatives), who collectively held more than 65% of our outstanding shares. The feedback we received had some consistent themes, and many of our shareholders expressed that their feedback was not specific to QEP, but applied to our industry peers as well. Our shareholders expressed support for the changes we made in 2017 as well as a desire to see metrics in our incentive plans that demonstrate a focus on returns, cost control and metrics that directly incent bottom line performance. Feedback from our shareholders was reviewed and discussed by the Compensation Committee and our Board of Directors at our October 2017 and early 2018 meetings.

The following table shows the actions our Compensation Committee took in February 2018 as it relates to our 2018 executive compensation programs in response to shareholder feedback:

What We Heard	Our Response
Focus on returns	Maintain Drilling Rate of Return metric in the 2018 AIP
Possibility of paying 200% on PSUs for relative TSR performance is not acceptable if absolute TSR is negative; consider additional metrics that management can more directly influence	Add absolute TSR cap/floor to TSR portion of 2018 PSU plan; explore additional metrics in 2018 for potential implementation in 2019
Several questions about discretion and how the Compensation Committee made compensation decisions	Remove the 25% Strategic Initiatives metric from 2018 AIP, although the Compensation Committee reserves overall discretion on year end plan results; improve disclosure of metrics and decisions
Lack of clarity as to how QEP's metrics actually incent executive actions/decisions that drive bottom-line performance
Do not adjust metrics for commodity price fluctuations. Add additional disclosure around the metrics and why they are used. Incorporate specific metrics for our top executives to support the successful execution of the Company's new business strategy.

Incorporate cost control metrics	Add Lease Operating Expense plus Transportation & Processing Expense per Boe metric to 2018 AIP
Desire to calculate incentive results directly from financial statements as much as possible	Three of our five 2018 AIP metrics can be calculated from our 10K disclosure: Adjusted EBITDA, Lease Operating Expense plus Transportation & Processing Expense, and Production

Realizable Pay Demonstrates Pay and Performance Alignment

Our pay programs are designed to align pay outcomes with both short-term and long-term company performance, and we believe they are working as designed. Our CEO's actual realizable compensation based on performance has varied significantly from the intended target value, as illustrated by the graph below.

Grant Price is the fair market value on the date of grant for PSUs, Stock Options and Restricted Stock, as reported in the Summary Compensation Table.

Target Pay includes base salary, target annual incentive and grant date value of LTI (PSUs, restricted stock and stock options).

Realizable Pay includes base salary, actual annual incentive paid, actual PSU performance for the 2015-2017 cycle and period-to-date PSU performance for the 2016-2018 and 2017-2019 performance periods as of December 31, 2017, and value of vested and unvested LTI at the current price ($9.57).

1 2015 pay excludes a one-time restricted stock award made in February 2015 to recognize the successful sale of the midstream business in late 2014 ($500k value at grant; $221k current value, three-year vest)
2 In 2016, the Compensation Committee reduced the CEO's annual LTI grant by 10% or $480,000, consistent with the decrease in LTI grants for all executives of the Company.

The strong correlation between Company performance and our CEO's realizable pay, as reflected in the table above, is a direct function of our CEO's pay mix and the design of our executive compensation programs.

As shown in the graph below, 73% of our CEO's 2017 target total pay is tied to stock price performance (PSUs, stock options and restricted stock) and 50% varies based on performance metrics (PSUs and Annual Incentive).
Based on the CEO's pay mix, changes in stock price over time have directly and substantially impacted the CEO's realizable pay, highlighting the link between pay and performance.

In addition to pay mix, the design of both our short-term and long-term incentives aligns realizable pay with Company performance. Our AIP metrics are based on short-term goals, the achievement of which the Compensation Committee expects will result in strong positioning within our industry and greater shareholder value over time. The extent to which those goals are achieved directly impacts CEO realizable pay. Our long-term incentives are based primarily on share price and/or relative stockholder return, meaning that pay is realizable only as and when our stock performs. For example, with the decline in commodity prices in our industry and the resulting decline in our stock price since the end of 2014, all of our outstanding stock options are underwater (i.e. have exercise prices greater than the current market price for our common stock) as of December 31, 2017. Additionally, our total shareholder return was below the median of our peers (44th percentile) for the 2015-2017 performance cycle, and the value of the cash award delivered to our CEO was 36% of grant date target value.

Key Features of Our Executive Compensation Program

Our Executive Compensation Practices (What We Do)
✓     Pay for Performance – 87% of our CEO's target total compensation varies based on performance. Our annual cash incentive program is based on key strategic, financial and operational goals, and our LTI program aligns executive pay with shareholder interests. PSUs tied to relative shareholder return comprise a substantial portion of the LTI grants for our NEOs, including 50% of the LTI grants to our CEO, CFO and EVP.

✓ Responsive to Shareholder Feedback – We seek shareholder input on our pay practices and take action on feedback received.
✓     Double-Trigger Severance and LTI Award Vesting – Upon a change in control, LTI awards (made after November 2015) and cash benefits under our Executive Severance Plan (the CIC Plan) vest or become payable only if the employee is terminated without cause or constructively terminated within three years following the change in control.

✓ Clawback Policy - AIP awards for our Section 16 Officers are subject to clawback in the event of a financial restatement due to fraud or misconduct, at the discretion of the Compensation Committee.
✓     Executive Ownership Guidelines – Our stock ownership guidelines for our executives and directors are consistent with good corporate governance practices, requiring 6x base salary for our CEO, 3x for our CFO and EVP and 2x for other officers.

✓ External Benchmarking – Our Compensation Committee reviews competitive compensation data based on an appropriate group of E&P peer companies prior to making annual compensation decisions.
✓     Independent Compensation Consultant – Our Compensation Committee has engaged an independent executive compensation advisor who reports directly to the Compensation Committee and provides no other services to the Company.

✓ Tally Sheets – Our Compensation Committee reviews comprehensive reports of each NEO's total compensation package prior to making annual executive compensation decisions.
✓     Annual Risk Assessment of Compensation Practices – Our Compensation Committee conducts an annual risk assessment to consider carefully the degree to which compensation plans and decisions affect risk-taking. We do not believe that any of the compensation arrangements in place encourage unnecessary risk-taking.

Prohibited Executive Compensation Practices (What We Don't Do)
X No Golden Parachute Excise Tax Gross-Ups – We do not provide golden parachute excise tax gross-ups in our Executive Severance Plan or elsewhere.
X No Repricing – Our stock incentive plan does not permit the repricing of underwater stock options without shareholder approval.
X No Hedging, Pledging or Derivatives Trading of QEP Stock – These practices are strictly prohibited for all officers of the Company.
X      No Excessive Perquisites or Benefits – We offer limited perquisites to our NEOs, consistent with the perquisites offered by our peer companies, to offset the cost of tax return preparation, financial planning and related expenses. Our supplemental retirement programs are limited to restoring the benefits lost under our qualified retirement plans, and eligibility is not limited to executives.

X No Employment Agreements – We have no employment agreements with any executive officers.

Compensation Philosophy and Objectives

In designing and administering our executive compensation program, our Compensation Committee is guided by an overall philosophy that emphasizes the following objectives:

Attract, retain and reward effective leaders. Our philosophy is to attract, retain and reward effective leaders by paying our executives competitively with our peers, with a majority of executive pay being earned over time and dependent on Company performance. In order to gauge whether our compensation structure is competitive with our peers, we evaluate the range of current industry compensation practices to provide external benchmarks that help to guide our executive compensation structure. Our Compensation Committee determines individual total compensation targets within this framework to provide compensation that correlates with QEP's relative performance to its peers. We do not, however, target a specific percentile of the peer market data. This approach provides the flexibility needed to manage our executive compensation programs to meet our current business needs.

Pay for performance. Our executives should get paid more when the Company and our stock performs well and less when the Company and our stock is not performing well. To create the link between pay and performance, the majority of each of our NEO's compensation is based on the Company's attainment of short-term goals, long-term stock price performance and TSR performance relative to our peers.

Align our executives' interests with our shareholders' interests. Our executive compensation programs should incentivize our executives to think like shareholders and take into account shareholder concerns. Accordingly, a substantial portion of our compensation is provided in the form of long-term equity incentives that tie executive pay to stock performance. In addition, we require each of our NEOs to meet substantial stock ownership guidelines so that they have an investment in QEP and are incentivized to increase the value of that investment. We also engage in ongoing dialogue with our largest shareholders regarding executive compensation and governance matters, so that our executive compensation programs address any areas of concern.

Ensure appropriate management of risk. Our Compensation Committee believes that effective leadership in the oil and gas business requires taking prudent business risks while discouraging excessive risk-taking. To encourage this balance, our Compensation Committee has structured our compensation to include extended three-year vesting schedules on all LTI awards, and to base at least a portion of annual incentive awards on meeting strategic objectives regarding safety, legal and regulatory compliance. Annually, the Compensation Committee's independent compensation consultant conducts an assessment of our compensation programs to ensure that our programs do not encourage executives to take inappropriate or excessive risks that could negatively impact the Company. In addition, we strictly prohibit hedging, pledging or derivatives trading of QEP stock.

Compensation Elements

Our compensation program for NEOs aligns with our compensation philosophy and comprises elements designed to address a variety of objectives. The following table highlights each element of our compensation program and the primary role of such element in achieving our executive compensation objectives. Refer to each specific section for more details on each program.

Compensation Element	Role in Total Compensation
Base Salary
• Provides fixed compensation based on an individual's skills, experience and proficiency, competitive market data, and the relative value of the individual's role within the Company; and
• Attracts and retains executive talent and helps the Company remain competitive in our industry.

Annual Incentive Program
• Rewards annual Company and individual performance;
• Motivates participants to meet or exceed internal and external performance expectations; and
• Recognizes individual contributions to the organization's results.

Long-Term Incentive Program w Performance Share Units w Stock Options w Restricted Stock
• Rewards long-term performance, directly aligned with shareholder interests;
• Provides a strong performance-based equity component;
• Recognizes and rewards share performance relative to industry peers through PSUs based on relative TSR performance;
• Aligns compensation with sustained long-term value creation;
• Allows executives to acquire a meaningful and sustained ownership stake; and
• Fosters executive retention by vesting awards over multiple years.

Benefits w Health & Welfare w Retirement w Deferred Compensation w Other
• Attracts and retains executive talent and helps the Company remain competitive in our industry by offering a comprehensive employee benefits package;
• Provides health and welfare benefits comparable to those provided to all other employees;
• Provides financial security in the event of various individual risks and maximizes the efficiency of tax-advantaged compensation vehicles; and
• Provides limited perquisites consistent with those offered by our peer companies.

Termination Benefits w Executive Severance Plan	• Attracts and retains executive talent in a competitive and changing industry; and • Ensures executives act in the best interests of shareholders in times of heightened uncertainty.

Base Salary

The Compensation Committee evaluated base salaries in February 2017 and made the following adjustments after a two-year salary freeze for the majority of our NEOs. Mr. Woosley's higher adjustment was in recognition of his promotion to Senior Vice President and to position him more closely to his industry peers.

Named Executive Officer	2016 Base Salary	2017 Base Salary	% Change
Mr. Stanley	$850,000	$850,000	0%
Mr. Doleshek	$563,000	$580,000	3%
Mr. Torgerson	$499,000	$515,000	3%
Mr. Woosley	$347,000	$383,000	10%
Ms. Fiala	$278,000	$288,000	4%
Mr. Thompson	$310,000	$320,000	3%

Annual Incentive Program

Our Compensation Committee approves annual cash awards pursuant to the AIP. As reflected in the table below, in 2017 the Compensation Committee made adjustments to AIP targets as appropriate to incorporate competitive benchmark data as well as reflect each executive's responsibilities and contributions relative to that of our other executives.

Named Executive Officer	2016 AIP Target (% of Base Salary)	2017 AIP Target (% of Base Salary)
Mr. Stanley	100%	110%
Mr. Doleshek	90%	95%
Mr. Torgerson	90%	95%
Mr. Woosley	70%	75%
Ms. Fiala	60%	60%
Mr. Thompson	60%	60%

Our 2017 AIP consisted of key metrics used in prior years as well as four new metrics, based on shareholder feedback as well as the Compensation Committee's and management's assessment of what will drive success in a continued low commodity price environment. The table below summarizes the 2017 AIP metrics.

Metric	What It Is	Why We Use It	How We Set The Target
Operational Performance (25%)
Total Equivalent Production - Million Barrels of Oil Equivalent (MMBoe)	Oil, natural gas and natural gas liquids production converted to an oil equivalent at a 6-to-1 ratio as measured in Million Barrels of Oil Equivalent (MMBoe).	Our production goal is derived from our capital spending program and is a key component in our ability to deliver our targeted returns from capital investment.	Set based on Board approved 2017 Operating Plan.
AIP-Adjusted EBITDA per Barrel of Oil Equivalent (Boe) (NEW)	A ratio measuring the profitability per barrel of oil equivalent (Boe) of each unit of production.	Ensures focus on profitability and cost reductions and not just on production "at any cost."	Set based on Board approved 2017 Operating Plan.
Total Recordable Incident Rate (TRIR)	Number of recordable injuries per 200,000 work hours.	Safety is a critical component of our business. We strive to ensure that all of our employees and contractors go home safely every day.	Set based on Bureau of Labor Statistics data as reported in American Petroleum Institute (API) Workplace Injuries and Illness Report.
Environmental Severity Rate (spills) (REVISED)	Number of barrels released per million barrels equivalent produced.	Our core values include operating in an environmentally responsible manner. This year we shifted our focus slightly to measure not the number of spills, but the severity.	Set based on operator data reported in American Exploration & Production Council (AXPC) annual benchmarking survey results.
Hazard Identification and Reporting Rate (HIRR)	Number of near misses/observations per 200,000 work hours.	This metric provides a leading indicator of safety awareness and safe behaviors which reduces incidents.	Set by Management and Board based on prior year results.
Financial Performance (25%)
Gross Debt/Adjusted EBITDA (NEW)	A ratio that measures our ability to cover our debt.	Ensures focus on a strong balance sheet and liquidity.	Set based on Board approved 2017 Operating Plan.
Drilling Rate of Return (RoR) (NEW)	Internal RoR for wells drilled Q4 2016 through Q3 2017. Measures estimated future cash flows based on individual well performance results.	Well-level economics are the best leading indicator of capital efficiency and successful capital allocation decisions.
Set at a level that covers the cost to drill, complete and equip the individual wells drilled in this period and includes its proportionate share of the acquisition costs, which exceeds our weighted average cost of capital.

Metric	What It Is	Why We Use It	How We Set The Target
Oil and Gas Reserve Growth (25%)
Confirmation of Acquired Reserves (NEW)	Compares the reserves booked on a per well basis at December 31, 2017 for the assets acquired in the 2016 Permian Acquisition to the estimated reserves that informed the acquisition decision in 2016.	Measures the value of our 2016 Permian Basin Acquisition and our ability to grow the asset organically.	Set as 100% of reserves assumed upon acquisition in 2016.
Reserves Replacement Ratio	Quotient of adjusted net proved reserve additions and annual production.	In order to grow our business, we must replenish and increase our inventory by finding more reserves than we extract from the ground each year.	Set to replace at least 150% of production (100% would equal zero growth).
Strategic Initiatives (25%)
Strategic Initiatives	The Compensation Committee assesses performance on various strategic initiatives that position QEP for long-term success.
Some strategic goals are not quantifiable, especially in an extremely volatile market. This component allows the Compensation Committee to recognize performance at year end that proved critical to QEP's success, such as portfolio optimization, technical innovation, financial management and organizational development.
The Compensation Committee and Management set strategic goals at the beginning of the year. Additional goals were set as needed as the year progressed.

The Compensation Committee's assessment of 2017 performance is summarized in the following table:

Metric	Weight	Threshold 50%	Target 100%	Stretch 150%	Max 200%	Result	Score (Payout %)
Operational Performance (25%)
Total Equivalent Production	8.3%	53.5	55.4	57.7	59.4	53.1	0%
Adjusted EBITDA per Boe[1]	8.3%	$12.80	$14.29	$15.60	$17.60	$15.10	131%
Health, Safety and Environment	8.3%
Total Recordable Incident Rate		1.30	1.00	0.85	0.60	0.65	200%
Environmental Severity Rate		40	30	20	9	23.8	190%
Hazard Identification Reporting Rate		180	200	220	245	292	131%
Financial Performance (25%)
Gross Debt to Adjusted EBITDA[2]	12.5%	2.65	2.50	2.30	2.00	2.97	0%
Drilling Rate of Return	12.5%	25%	35%	42.5%	55%	32%	85%
Oil and Gas Reserve Growth (25%)
Confirmation of Acquired Reserves	12.5%	90%	100%	110%	125%	100%	100%
Reserves replacement ratio[3]	12.5%	125%	150%	170%	200%	162%	130%
Strategic Initiatives - (25%)[4]						100%	100%
Total Score							89.6%

1 For purposes of this metric, our Compensation Committee makes adjustments to Adjusted EBITDA to eliminate the impact (both positive and negative) of changes in crude oil, NGL and natural gas prices and to exclude other extraordinary, unusual, non-recurring or non-comparable items, as determined by our Compensation Committee (AIP-Adjusted EBITDA). AIP-Adjusted EBITDA is a non-GAAP financial measure. For 2017, the Adjusted EBITDA reported on page 60 of our Annual Report on Form 10-K of $736.1 million was adjusted to determine AIP-Adjusted EBITDA by adding $66.5 million to eliminate the net effect of changes in commodity prices between the prices used by the Compensation Committee to set plan targets and the net realized prices for 2017, resulting in AIP-Adjusted EBITDA of $802.6 million.

AIP-Adjusted EBITDA per BOE was calculated as follows:

2017
AIP-Adjusted EBITDA (Millions)	$802.6
Production (MMBOE)	53.1
AIP-Adjusted EBITDA per BOE	$15.10

2 Gross debt to Adjusted EBITDA was calculated as follows:

2017
Long-Term Debt	$2,160.8
Plus: Unamortized discount and unamortized debt issuance costs	$27.5
Gross Debt	$2,188.3
Adjusted EBITDA	736.1(a)
Gross Debt to Adjusted EBITDA	2.97

(a)As reported on page 60 of the 2017 Form 10-K.

3 The reserve replacement ratio (non-GAAP) was 161.6% and was calculated as follows, with all reserve amounts expressed in MMBoe and adjusted to exclude the impacts of the purchase and sale of assets and price changes:

2017
Proved reserve balance as of January 1, 2017	564.3(a)
Proved reserve balance as of December 31, 2017	684.7(b)
Reserve additions	120.4
Less: purchase of reserves in place	64.7(c)
Less: impact of price-related revisions	32.0(b)
Plus: annual production	42.6(d)
Plus: sale of reserves in place	2.5(e)
Adjusted net proved reserve additions	68.8
Annual production	42.6(d)
Reserve replacement ratio	161.5%

(a)
Beginning reserves differ from the proved reserve balance as of January 1, 2017, of 731.4 MMBoe reflected on page 120 of our 2017 Form 10-K, as it excludes 160.6 MMBoe and 6.5 MMBoe of reserves attributable to our Pinedale assets and certain Other Northern Properties, respectively, which were divested in September 2017 (Divested Assets).

(b)	See pages 120-121 of our 2017 Form 10-K.

(c)
Amount differs from the purchase of reserves in place for 2017 of 76.3 MMBoe reflected on page 120 of our 2017 Form 10-K, as it excludes 11.6 MMBoe of proved reserves primarily related to acreage with unproved reserves swapped by QEP for acreage with proved reserves.

(d)	Amount differs from 2017 production of 53.1 MMBoe reflected on page 120 of our 2017 Form 10‑K, as it excludes 10.5 MMBoe of production attributable to Divested Assets.

(e)	Amount differs from the sale of reserves in place for 2017 of 159.0 MMBoe reflected on page 120 of our 2017 Form10-K, as it excludes 156.5 MMBoe of proved reserves associated with the Divested Assets.

4 In assessing the performance score on the Strategic Initiatives component, the Compensation Committee considered the Company's achievements in the areas of technical innovation, financial management and portfolio optimization and awarded an at target amount. Under technical innovation, the creation and implementation of the tank-style development approach in the Permian basin provides a higher recovery of oil in place by maximizing stimulated rock volume while avoiding frac interference. This approach, combined with the simultaneous fracturing practices and conversion from oil-based mud to brine and Evolution drilling fluids have positioned QEP as an industry leader in this basin. In addition, the Company expanded its successful refracturing program, where existing wells are restimulated, to increase production and reserves. Under financial management, the Company amended and extended its revolving credit agreement and restructured its long-term debt portfolio. Finally, the Company increased its acreage position in the Permian Basin through the tax-efficient acquisition of over 15,100 acres in Martin County, Texas, while also completing the divestiture of our Pinedale Anticline natural gas asset.

2017 AIP Payouts

In February 2018, our Compensation Committee determined 2017 AIP payouts for our NEOs based on Company performance (89.6% score result) as well as individual performance. For each of Mr. Stanley, Mr. Doleshek and Mr. Torgerson, the Compensation Committee reduced the final awards based on stock price performance. For Mr. Woosley, the Compensation Committee increased the final award based on his outstanding contributions and expanded role in 2017.

The following table shows the 2017 AIP payouts for our NEOs.

NEO	Target Award	Target Award Adjusted for Company Score	Final Award
Mr. Stanley	$935,000	$837,760	$670,208
Mr. Doleshek	$551,000	$493,696	$394,957
Mr. Torgerson	$489,250	$438,368	$350,694
Mr. Woosley	$287,250	$257,376	$386,064
Ms. Fiala	$172,800	$154,829	$154,829

Mr. Thompson did not receive an AIP payout, because his employment ended on September 15, 2017.

Looking Ahead to 2018:
Based on shareholder feedback and company strategic direction, our 2018 AIP performance goals will focus on execution and financial health with the following key metrics: Drilling Rate of Return, Lease Operating Expense plus Transportation & Processing Expense, Adjusted EBITDA, Production and Health, Safety and Environment. See "Response to 2017 Shareholder Feedback" section above for more information. Additionally, our top two executive officers will have specific performance goals related to the execution of our new company strategy announced on February 28, 2018, including asset divestitures and Permian Basin operating and cost metrics.

Long-Term Incentive Program

Our long-term incentive (LTI) program is designed to align executive compensation with long-term stock price and TSR performance, both on an absolute basis and relative to industry peers.

Our Compensation Committee first determines the total target LTI value for the annual grant to NEOs. When making this determination for 2017, as reflected in the table below, our Compensation Committee decided to restore the total target LTI value for the majority of our officers to 2015 levels after having reduced grant values in 2016 by 10% in recognition of oil and gas industry conditions. Mr. Torgerson's grant was increased beyond 2015 levels to ensure competitiveness. Mr. Woosley's grant was increased beyond 2015 levels in recognition of his promotion to Senior Vice President and strong performance.

Named Executive Officer	2015 LTI Grant Value	2016 LTI Grant Value	2017 LTI Grant Value
Mr. Stanley	$4,800,000	$4,320,000	$4,800,000
Mr. Doleshek	$2,360,000	$2,124,000	$2,360,000
Mr. Torgerson	$2,000,000	$1,800,000	$2,200,000
Mr. Woosley	$900,000	$810,000	$1,000,000
Ms. Fiala	$475,000	$427,500	$475,000
Mr. Thompson	$470,000	$500,000	$500,000

Our Compensation Committee then determines how to deliver that value through a mix of three vehicles: PSUs, stock options and restricted stock. The following charts reflect the mix of LTI awards for our NEOs in 2017.

2017 LTI MIX
CEO/CFO/EVP
30%
Restricted Stock
20%
Stock Options
50%
PSUs
PERFORMANCE-BASED

2017 LTI MIX
OTHER NEOs

40%
Restricted Stock
40%
PSUs
20%
Stock Options
PERFORMANCE-BASED

Performance Share Units

PSUs utilize phantom shares of stock that track the value of QEP shares but are typically settled in cash. In 2017, PSUs align our executive compensation with the Company's TSR performance relative to our peers in the industry. The value realized for PSUs is dependent on both QEP's stock price and our TSR performance relative to our peers over a three-year period. The following chart summarizes the features of the PSU grants to our NEOs.

Performance Measure - Relative TSR
The payout is based on the Company's TSR over the performance period compared to the TSR of a group of peer companies over the same period. TSR combines share price appreciation and dividends paid, if any, to determine the total return to the shareholder. TSR is calculated using the average share price for the quarter immediately prior to the beginning and at the end of the performance period, and dividends paid during that period.

Vesting	PSUs vest at the end of a three-year performance period and are payable in cash or shares upon Board certification in the first quarter of the following year.
Target Number of PSUs Awarded	The target number of PSUs awarded is determined by dividing the target dollar amount of LTI to be issued as PSUs by the closing price per share of QEP common stock on the grant date.
Peer Group	For awards with a 2017-2019 performance period, granted in February 2017, the peer group is outlined in the section titled "Peer Group."
Performance Scale
The performance scale is based on QEP's percentile rank in the peer group, with linear interpolation between each point:
• 90th percentile or above: 200% score
• 70th percentile: 150% score
• 50th percentile: 100% score
• 30th percentile: 50% score
• Below 30th percentile: 0% score

Payout Calculation
Cash payouts under the program at the end of the performance period are calculated using the following formula: Target # PSUs awarded X Performance Score X Average Q4 stock price of the final year of the performance period (Note: if awards are to be paid in shares, the same payout formula is used but would exclude the Average Q4 stock price component).

Termination Rules
For awards granted since November 2015, shares automatically vest only upon an involuntary or constructive termination following a change in control (double trigger). For awards granted before November 2015, in the event of a change in control, unvested PSUs vest immediately based on performance through the change in control. The shares do not automatically vest upon any other termination circumstance. In the event of retirement, death or disability, the number of PSUs is prorated based on termination date and paid based on actual performance at the end of the applicable performance period.

Looking Ahead to 2018:
Based on shareholder feedback, for the 2018 grant we have added a cap and floor on TSR, such that if QEP's TSR is between 0% and -25%, the payout is capped at 150% and if QEP's TSR is less than -25% the payout is capped at 100%. Likewise, if QEP's annualized TSR is greater than 15% during the performance period, the payout will be a minimum of 50%.

2015-2017 PSU Performance Period

The awards granted in February 2015 for the 2015-2017 performance period were eligible to vest upon the end of the performance period on December 31, 2017, subject to our relative TSR during the performance period as certified by our Compensation Committee. QEP's TSR ranked at the 44thpercentile of our peers, which resulted in a cash payout at 36% of grant date target value for each NEO who was employed as of the end of the performance period based on the vesting of 85% of the targeted number of PSUs. Our total shareholder return was just below the median of our peers, and the decline in absolute share price over the period decreased the value of the award further. The payout on the PSUs for the 2015-2017 performance period was as follows:

NEO	Target Award Value	Grant Price (2015)	Target PSUs	Vest Price (2017)	Cash Payout[1]	Cash Payout % of Target Award Value
Mr. Stanley	$1,920,020	$21.69	88,521	$9.06	$681,702	36%
Mr. Doleshek	$944,014	$21.69	43,523	$9.06	$335,175	36%
Mr. Torgerson	$800,014	$21.69	36,884	$9.06	$284,049	36%
Mr. Woosley	$225,012	$21.69	10,374	$9.06	$79,891	36%
Ms. Fiala	$118,750	$21.69	5,475	$9.06	$42,165	36%

1The payout calculation is Target # PSUs x % Performance Score (rounded up to whole shares) x Vest Price (Average Q4 stock price of final year of performance period).

Upon his departure on September 15, 2017, Mr. Thompson forfeited 451 PSUs, 8,234 PSUs and 8,834 PSUs granted in 2015, 2016 and 2017, respectively. He received a cash payout of $38,251 for the remaining (vested) 2015 PSUs at the same cash payout percentage as the other NEOs in February 2018.

Stock Options

Stock options align our executive compensation directly with the Company's market value (or stock price) as the stock price must increase for any value to be realized. The following chart summarizes the features of the stock options granted to our NEOs.

Strike Price	The strike price is the price at which the holder of the stock option may purchase a share of common stock and is equal to the closing price per share of QEP common stock on the date of grant.
Vesting	The vesting schedule of the grants extends over a three-year period, with one-third of the shares vesting each year.
Number of Options Awarded	The number of options awarded is determined by dividing the target dollar amount of LTI to be issued as options by the value of a stock option, determined using the Black-Scholes-Merton method.
Term	Stock options expire seven years from the date of grant if not earlier exercised or forfeited upon the executive's termination of employment.
Value Realized	The grants have no value unless the share price increases above the stock price after the grant date.
Termination Rules
For awards granted since November 2015, all unvested options automatically vest only upon an involuntary or constructive termination following a change in control (double trigger) or upon death or disability. For awards granted before November 2015, in the event of a change in control, death or disability, all unvested options vest immediately. Unvested options are forfeited upon any other termination circumstance.

Other	The Long Term Stock Incentive Plan does not permit backdating, discounting or repricing of stock options without shareholder approval.

Restricted Stock

Restricted stock aligns our executive compensation directly with the Company's market value (or stock price), encourages retention and increases employee ownership in the Company. The following chart summarizes the features of the restricted stock granted to our NEOs.

Vesting	The vesting schedule of the grants extends over a three-year period, with one-third of the shares vesting each year, a feature that encourages retention.
Number of Shares Awarded	The number of shares awarded is determined by dividing the target dollar amount of LTI to be issued as restricted stock by the closing price per share of QEP common stock on the grant date.
Dividends	Dividends, if declared, are paid on unvested (restricted) shares.
Termination Rules
For awards granted since November 2015, all unvested shares automatically vest only upon an involuntary or constructive termination following a change in control (double trigger) or upon death or disability. For awards granted before November 2015, in the event of a change in control, death or disability, all unvested shares vest immediately. Unvested shares are forfeited upon any other termination circumstance.

Compensation Process

Our Compensation Committee is guided by the compensation philosophy described above and utilizes the expertise and objectivity of the independent Consultant (defined below) and competitive benchmarking to ensure our executive compensation programs continue to support our business objectives.

Compensation Committee's Decision Making Process

Our Compensation Committee meets at least once per quarter to evaluate and oversee our compensation programs, with standing agenda items that align with responsibilities outlined in the Committee Charter and otherwise help the Compensation Committee fulfill its responsibilities.
In the first quarter of each year, the Compensation Committee:

•	Assesses risks associated with our compensation programs;

•	Approves key financial, operational and strategic goals and weightings for the current year AIP based on recommendations and input from management;

•	Selects the peer group for the PSU awards and compensation benchmarking;

•	Establishes targeted compensation for the NEOs, including base salary, AIP target award and LTI grant value;

•	Assesses overall company performance against goals in the prior year;

•	Assesses performance of each NEO, including the CEO;

•	Determines payout amounts for the prior year AIP, including, in its sole discretion, increases or decreases to individual NEO awards; and

•	Certifies results for outstanding PSU awards.

With the support of the Consultant, the Compensation Committee recommends total compensation for Mr. Stanley, which is approved by all of the independent directors except Mr. Baker. Mr. Baker does not participate in the setting of the CEO's compensation, because Mr. Stanley serves as a director of Hecla Mining where Mr. Baker is the CEO.

At subsequent meetings throughout the year, our CEO provides updates on progress toward our AIP goals and relative TSR performance under outstanding PSU awards. The Compensation Committee also receives updates on governance and regulatory trends and analysis and benchmarking provided by the Consultant.

In the third quarter of each year, the Consultant conducts a benchmarking analysis to use as a reference point for assessing the competitiveness of QEP's executive compensation programs. The peer group benchmarking analysis includes the 25th, 50th and 75th percentiles for each component of compensation (base salary, AIP and LTI) and total compensation for the roles of each of our executive officers, including the NEOs. Our Compensation Committee does not target a specific percentile from this analysis, but uses all the data points as guidance to allow for informed decisions. This approach provides flexibility to our Compensation Committee to address several different factors such as proficiency in role, scope of role, succession potential and internal pay equity.

To support specific compensation decisions, the Compensation Committee also reviews information provided by tally sheets, including but not limited to, stock ownership levels and calculations of potential payments upon various termination events.

Role of the Chief Executive Officer/Other Officers

The Compensation Committee considers input from the CEO when assessing overall company performance as well as individual performance of our other NEOs. The CEO does not participate in discussions or recommendations regarding his own compensation. Our CEO provides a written assessment of his performance to the independent directors at the end of each year. In the first quarter, the Board meeting agenda includes a discussion of Mr. Stanley's performance evaluation. In addition to the competitive analysis and other support provided by the Consultant, the Vice President, Human Resources, and her team also provide information to our Compensation Committee to aid the decision-making process, including executives' current compensation information, succession potential, organizational considerations, alignment with internal employee programs and Company performance. The Vice President, Human Resources does not participate in discussions or recommendations regarding her own compensation.

Role of the Independent Compensation Consultant

Our Compensation Committee has engaged Meridian Compensation Partners, LLC (Consultant), as its independent compensation consultant to help ensure that our executive compensation programs are competitive and consistent with our compensation philosophy. In making this decision, the Compensation Committee considered the following:

•	The Consultant's historical performance in supporting the Compensation Committee and its familiarity with our executive compensation programs;

•	Its extensive experience and familiarity with compensation programs of our peer companies and sector;

•	The range of compensation services offered by the Consultant; and

•	The independence of the Consultant, considering the independence factors outlined by the NYSE.

Our Compensation Committee determined the scope of the engagement, which included:

•	Providing benchmarking data on executive and outside director compensation for the Compensation Committee to use in its decision-making process;

•	Providing input into plan design discussions and individual compensation actions, as needed;

•	Evaluating any risks to our Company due to our executive compensation program;

•	Reviewing plan design and recommendations periodically;

•	Reviewing and providing feedback on the compensation-related disclosures in our proxy statement; and

•	Informing the Compensation Committee about recent trends, best practices and other developments affecting executive compensation.

The Consultant does not provide any other services to the Company. The Consultant attended all Compensation Committee meetings, including executive sessions as requested. The Consultant on occasion met with the Chair of the Compensation Committee or with members of management, including the CEO and Vice President, Human Resources, in carrying out these duties, but reported exclusively to our Compensation Committee. The Compensation Committee determined that the Consultant's work in 2017 did not create any conflicts of interest and that the Consultant remains independent.

Determination of Peer Group

Our Compensation Committee maintains a peer group of companies, which consists of similarly sized, publicly traded oil and natural gas E&P companies that have similar operating and financial characteristics to us, as they represent QEP's primary competition for executive talent. With the assistance of our CEO and the Consultant, our Compensation Committee reviews the composition of the peer group annually to ensure that companies remain relevant for comparative purposes. The peer group is used for determining relative TSR performance under the PSU program, and as noted below, a subset of this peer group is used for benchmarking executive compensation.

The Compensation Committee referenced compensation data gathered from industry peers in 2016 in connection with its executive compensation decisions made in early 2017. The companies below were used in the 2017 PSU grant, with the only change from the prior year being the removal of Ultra Petroleum Corp. due to bankruptcy. A subset of these companies, in bold font below, was used for executive compensation benchmarking.

Antero Resources Corp.	Diamondback Energy Inc.	Oasis Petroleum Inc.
Cabot Oil & Gas Corp.	Encana Corp.	Range Resources Corp.
Carrizo Oil & Gas Inc.	Energen Corp.	Rice Energy Inc.
Chesapeake Energy Corp.	EP Energy Corp.	SM Energy Co.
Cimarex Energy Co.	EQT Corp.	Southwestern Energy Co.
Concho Resources Inc.	Gulfport Energy Corp.	Whiting Petroleum Corp.
Continental Resources Inc.	Laredo Petroleum Inc.	WPX Energy Inc.
Denbury Resources Inc.	Newfield Exploration Co.

Looking Ahead to 2018:
In July of 2017 our Compensation Committee reevaluated the peer group based on current industry dynamics and removed the following companies: Antero Resources Corp., Cabot Oil and Gas Corp., Chesapeake Energy Corp., Concho Resources Inc., Continental Resources Inc., Denbury Resources Inc., Encana Corp., EQT Corp., and Rice Energy Inc. We have historically used a subset of the relative TSR peer group to benchmark executive compensation to better reflect QEP's size in benchmarking compensation levels. However, the reconstituted peer group does not have companies significantly larger than QEP, so two groups are no longer necessary. The peer group below was used for benchmarking compensation for 2018 and for our 2018 TSR awards, with new companies denoted with an asterisk*.

Callon Petroleum Co.*	Gulfport Energy Corp.	PDC Energy Inc.*
Carrizo Oil & Gas Inc.	Jagged Peak Energy Inc.*	Range Resources Corp.
Centennial Resource Development Inc.*	Laredo Petroleum Inc.	RSP Permian Inc.*
Cimarex Energy Co.	Matador Resources Co.*	SM Energy Co.
Diamondback Energy Inc.	Newfield Exploration Co.	Southwestern Energy Co.
Energen Corp.	Oasis Petroleum Inc.	Whiting Petroleum Corp.
EP Energy Corp.	Parsley Energy Inc.*	WPX Energy Inc.
Extraction Oil & Gas Inc.*

Key Executive Compensation Design Policies and Considerations

Following are important policies and factors considered by our Compensation Committee when structuring our executive compensation.

Severance Protections

The QEP Executive Severance Plan provides certain benefits to our executives upon a qualifying termination after a change-in-control of the Company. These benefits are based on market practices and do not include any excise tax gross-ups. Our Compensation Committee believes these benefits support our business strategy by encouraging our officers to consider strategic alternatives to increase shareholder value without regard to the impact on their future employment.

For additional details regarding this plan, see the section below titled "Compensation Tables – Potential Payments Upon Termination or Change in Control."

Executive Share Ownership Guidelines

Our Compensation Committee believes it is important to have stock ownership guidelines for executive officers to promote ownership of our common stock and align the interests of our executive officers with those of our shareholders. Our executives are required to achieve the applicable level of stock ownership within five years of the date the person first becomes an officer. Shares that count toward satisfaction of the guidelines include shares owned outright by the executive, restricted shares, shares held in the 401(k) Plan (described below), phantom stock attributable to deferred compensation under the QEP Deferred Compensation Wrap Plan and PSUs, but exclude stock options.

The ownership guidelines for our NEOs are currently established at the following minimum levels:

Named Executive Officer	Guideline	Ownership Status as of 12/31/17
Mr. Stanley	6x base salary	In compliance
Mr. Doleshek	3x base salary	In compliance
Mr. Torgerson	3x base salary	In compliance
Mr. Woosley	2x base salary	In compliance
Ms. Fiala	2x base salary	In compliance

Tax and Accounting Considerations

Our Compensation Committee considers tax and accounting rules and regulations when structuring the executive compensation paid to our NEOs, including the following:

•
Under Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended (the Code), compensation that is granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to "excess parachute payments" and, to such extent, will be non-deductible by the Company and will be subject to a 20% excise tax payable by the executive. Our compensation arrangements do not provide for gross-ups for this excise tax.

•
Section 162(m) of the Code, as modified by the Tax Cuts and Jobs Act of 2017, generally precludes us from deducting for tax purposes compensation paid in excess of $1,000,000 in any taxable year to any individual that has ever been listed in the Summary Compensation Table, unless the compensation is (i) paid to the CFO on or prior to December 31, 2017, (ii) paid to an NEO who terminated employment prior to December 31, 2017, or (iii) "performance-based compensation" paid on or prior to December 31, 2017 or payable after such date but pursuant to a written contract in existence on or prior to November 2, 2017. Our policy is primarily to design and administer compensation plans that support the achievement of short- and long-term strategic objectives and enhance shareholder value. Where it is consistent with our compensation philosophy, the Compensation Committee may also attempt to structure compensation programs that are otherwise tax-advantageous to us. As of December 31, 2017, only outstanding awards under our CIP (i.e., our AIP awards and PSUs) can constitute performance-based compensation, although there is no requirement or guarantee that such awards will, in fact, qualify as performance-based compensation. Equity incentive awards under our LTSIP will not constitute performance-based compensation, as the LTSIP has not been approved by our shareholders subsequent to the spin-off of the Company from Questar Corporation in 2010.

•
Section 409A of the Code requires that nonqualified deferred compensation be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, the timing of payments and certain other matters. Failure to satisfy these requirements can expose our employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Our Compensation Committee endeavors to structure executive compensation in a manner that is either compliant with, or exempt from the application of, Section 409A of the Code, although there is no guarantee that any particular element of compensation will, in fact, be so compliant or exempt.

•
Fair Value of Stock-Based Payments – Awards of stock options and restricted stock under the LTSIP and awards of performance share units under the CIP are accounted for under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (FASB ASC Topic 718), formerly referred to as SFAS No. 123(R). FASB ASC Topic 718 requires the recognition of expense for the fair value of stock-based compensation, or in the case of awards settled in cash such as our PSUs, requires the recognition of expense based on the cash liability of such awards adjusted each measuring period. Our Compensation Committee considers the accounting and financial statement impact in evaluating QEP's executive compensation programs.

Assessment of Our Executive Compensation Program's Impact on Risk Taking

We annually evaluate the major risks to our business, including how risks taken by management could impact the value of executive compensation. Our Compensation Committee reviews a risk assessment (completed by the Consultant) of the Company's executive and non-executive compensation programs. Based on this review, our Compensation Committee believes that while there are certain risks inherent in the nature of the Company's business, the Company's compensation programs do not encourage our executives or our non-executive employees to take inappropriate or excessive risks. The risk-mitigating factors considered by our Compensation Committee included the following:

•	An appropriate balance of strategic, operating and financial performance measures, including operational metrics specifically targeted at the health and safety aspects of the Company's business;

•	A compensation clawback policy for amounts paid under the AIP (see section below titled "Clawback of Compensation");

•	An appropriate balance of fixed and Company performance-related compensation components;

•	A mix of cash and equity, with significant weight placed on long-term incentive awards;

•	Significant stock ownership requirements and policies prohibiting hedging, pledging and engaging in derivative transactions for all executives;

•	Extended three-year vesting schedules on equity grants;

•	Caps and defined thresholds for payout on most incentive awards; and

•	Compensation Committee authority over plan design and final determination of actual compensation awards.

Our Compensation Committee believes that these factors encourage all of our employees to focus on QEP's sustained long-term performance.

Prohibition on Hedging, Pledging and Derivatives Trading

The Company has a policy that prohibits directors and officers from engaging in derivative transactions involving QEP stock for any purpose, including short-term trading, options trading, pledging, trading on margin and hedging.

Clawback of Compensation

Upon the recommendation of our Compensation Committee, our Board of Directors adopted a clawback policy in 2015 in advance of final SEC rules implementing Section 954 of the Dodd-Frank Act. Pursuant to this policy, AIP payouts to our Section 16 officers are subject to clawback in the event of a restatement of our financial statements due to fraud or misconduct, at the discretion of the Compensation Committee. Our Compensation Committee will continue to monitor the status of the anticipated SEC rules to ensure our clawback policy complies with final rules when they are implemented.

Succession Planning

QEP conducts a comprehensive succession planning process that involves assessment across the organization of employee performance and potential as well as readiness of potential successors for key roles and developmental needs. This process also helps inform our Compensation Committee in making compensation decisions. Our Compensation Committee annually reviews this process with specific focus on the CEO and his direct reports and views this as a critical process to ensure continuity of our business and to provide challenging and rewarding career opportunities for our employees.

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation paid to our NEOs for services rendered during the fiscal years ended 2017, 2016 and 2015, except that (i) only 2017 compensation is summarized for Ms. Fiala, as she was not an NEO in 2015 and 2016, and (ii) only 2016 and 2017 compensation is summarized for Mr. Thompson, as he was not an NEO in 2015:

Name and Principal Position	Year	Salary	Bonus	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Compen- sation[3]	Change in Pension Value and Nonqualified Deferred Compen-sation Earnings[4]	All Other Compen- sation[5]	Total[6]
(a)	(b)	($)	($)	($)	($)	($)	($)	($)	($)
		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Charles B. Stanley Chairman, President, and CEO	2017	850,000	—	3,840,010	871,757	670,208	844,491	154,703	7,231,169
	2016	850,000	—	3,780,013	534,319	1,105,000	726,980	100,300	7,096,612
	2015	850,000	—	4,486,966	859,218	680,000	543,636	145,180	7,565,000
Richard J. Doleshek Executive Vice President, CFO	2017	576,458	—	1,888,023	428,618	394,957	503,763	104,972	3,896,791
	2016	563,000	—	1,858,508	262,707	724,581	388,479	66,602	3,863,877
	2015	563,000	—	2,498,059	422,451	405,360	322,467	93,355	4,304,692
Jim E. Torgerson Executive Vice President, QEP Energy	2017	511,667	—	1,760,028	399,559	350,694	—	111,531	3,133,479
	2016	499,000	—	1,575,006	222,633	583,830	—	77,162	2,957,631
	2015	499,000	—	1,600,028	358,009	359,280	—	108,779	2,925,096
Christopher K. Woosley Senior Vice President and General Counsel	2017	375,500	—	800,030	181,621	386,064	—	73,224	1,816,439
	2016	347,000	—	708,754	100,185	315,770	—	51,806	1,523,515
	2015	347,000	—	975,031	201,381	194,320	—	68,906	1,786,638
Margo D. Fiala[7] Vice President, Human Resources	2017	285,917	—	380,012	86,273	154,829	—	55,249	962,280
	2016	—	—	—	—	—	—	—	—
	2015	—	—	—	—	—	—	—	—
Matthew T. Thompson Vice President, Energy	2017	244,070 [8]	—	575,734 [9]	98,349 [10]	—	—	479,862	1,398,015
	2016	305,625	—	437,508	61,844	241,800	—	43,631	1,090,408
	2015	—	—	—	—	—	—	—	—

1.
Amounts in column (e) include awards of PSUs granted under the CIP and restricted stock granted under the LTSIP, in each case calculated based on the grant date fair values determined in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures), as follows for 2017:

Name	Performance Share Units[a,b] ($)	Restricted Stock[b] ($)
Mr. Stanley	2,400,004	1,440,006
Mr. Doleshek	1,180,008	708,015
Mr. Torgerson	1,100,015	660,013
Mr. Woosley	400,015	400,015
Ms. Fiala	190,006	190,006
Mr. Thompson[c]	241,521	334,213

a.
The maximum grant date values of the PSUs (based upon QEP's common stock price on the date of issuance, and assuming that each individual ultimately earns 200% of the total number of PSUs granted) are as follows: Mr. Stanley, $4,800,008; Mr. Doleshek, $2,360,016; Mr. Torgerson, $2,200,030; Mr. Woosley, $800,030; Ms. Fiala $380,012; and Mr. Thompson $483,042.

b.
The grant date fair values for the 2017 PSU and restricted stock awards were determined pursuant to FASB ASC Topic 718 (excluding the effect of estimated forfeitures) by multiplying the number of units/shares awarded times the QEP stock price on the date of grant.

c.
In connection with Mr. Thompson's departure on September 15, 2017, the Compensation Committee amended the vesting of a prorated portion of the unvested PSUs and restricted stock held by Mr. Thompson as of that date, which resulted in a modification of the vesting of 19,441 PSUs and 16,860 shares of restricted stock. See Footnotes 8 and 9, below, for further details.

2.
Amounts in column (f) reflect the aggregate grant date fair value of option awards calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) using the Black-Scholes-Merton method. The following table includes the assumptions used to calculate the aggregate grant date fair value of option awards reported for 2017, 2016, and 2015:

Grant Date	Assumptions
	Volatility (%)	Expected Life (Years)	Risk-Free Interest Rate (%)	Dividend Yield[a] (%)
2/13/2017	43.8	4.5	1.8	—
2/16/2016	43.4	4.5	1.2	—
2/12/2015	36.8	4.5	1.4	0.37

a.	The Board suspended dividends in early 2016.

3.	Amounts in column (g) reflect the annual cash incentive awards under our CIP for 2017, which were determined by the Compensation Committee and paid out on March 1, 2018.

4.
Amounts in column (h) represent the increase in the estimated actuarial present value of benefits under the QEP Resources, Inc. Retirement Plan and the QEP Resources, Inc. Supplemental Executive Retirement Plan. These estimates are based on discount rate, mortality and other assumptions described in Footnote 3 to the 2017 Pension Benefit Table, which are consistent with those used in QEP's consolidated financial statements (except for pre-retirement decrements). The increase in the estimated actuarial present value for Messrs. Stanley and Doleshek reflect an increase in value due to an additional year of service, compensation increases, and changes in mortality rate and discount rate assumptions used for computing the value. Mr. Torgerson, Mr. Woosley, and Ms. Fiala are not, and Mr. Thompson was not, eligible to participate in these closed plans. Amounts in column (h) do not include any Nonqualified Deferred Compensation earnings, because such earnings, as reflected in the Nonqualified Deferred Compensation table column (d), do not consist of any above-market or preferential earnings.

5.	Items included in column (i) as All Other Compensation are detailed below.

Name	Employer Match to Savings Plans ($)	Reimbursement of Taxes for Payroll Correction[a] ($)	Officer Allowance[b] ($)	Severance and Other Payments on Termination[c] ($)	Total ($)
Mr. Stanley	117,300	27,673	9,730		154,703
Mr. Doleshek	78,062	16,560	10,350		104,972
Mr. Torgerson	87,640	13,891	10,000		111,531
Mr. Woosley	55,302	8,672	9,250		73,224
Ms. Fiala	40,221	4,028	11,000		55,249
Mr. Thompson	38,377	4,017	8,800	428,668	479,862

a.
Due to a payroll coding error with respect to deferred compensation under our Deferred Compensation Plan, certain federal employment taxes were not withheld with respect to the employees' deferred compensation from 2011 through 2016. During 2017, QEP paid the employee and employer shares of such employment taxes for outstanding tax years 2013-2016, along with related interest charges and an additional amount to account for income taxes for all impacted employees resulting from the Company's payment of the employee portion of the employment taxes to the IRS and the Company's reimbursement of expenses for the preparation of amended tax returns discussed below.

b.
Amount shown includes (i) an $8,500 lump sum allowance based on current market practices to offset the cost of tax preparation, financial planning, and other expenses, which was not grossed up to account for income taxes, and (ii) reimbursement of expenses for preparation of amended tax returns for 2013-2016 related to the payroll coding error described above.

c.	Amount includes $40,768 of accrued vacation, which was payable upon Mr. Thompson's departure, and $387,900 of cash severance.

6.	As reflected in the Summary Compensation Table above, the salary received by each of our NEOs as a percentage of his or her respective total compensation during the year indicated was as follows:

Name	Year	Percentage of Total Compensation
Mr. Stanley	2017	11.8%
	2016	12.0%
	2015	11.2%
Mr. Doleshek	2017	14.8%
	2016	14.6%
	2015	13.1%

Name	Year	Percentage of Total Compensation
Mr. Torgerson	2017	16.3%
	2016	16.9%
	2015	17.1%
Mr. Woosley	2017	20.7%
	2016	22.8%
	2015	19.4%
Ms. Fiala	2017	29.7%
Mr. Thompson	2017	16.1%
	2016	28.0%

7.	Ms. Fiala will no longer be employed by the Company effective March 31, 2018.

8.	Salary for Mr. Thompson includes $6,154 of vacation sold in 2017.

9.
In connection with Mr. Thompson's departure on September 15, 2017, the Compensation Committee amended the vesting of a prorated portion of the unvested PSUs and restricted stock held by Mr. Thompson as of that date, which resulted in the modification of the vesting of 19,441 PSUs and 16,860 shares of restricted stock. The amendment of the unvested PSUs and restricted stock requires the presentation of the fair value of the modified awards on September 15, 2017, as "new" grants in the table. Accordingly, the amounts shown in the Stock Awards column includes (i) the grant date fair value of the 11,779 PSUs granted on February 13, 2017 ($200,007 as of the day of the grant), (ii) the fair value of 2,945 of those same 11,779 PSUs and of 16,496 PSUs granted in prior years, to reflect the modifications on September 15, 2017 ($41,514 as of the date of the modification), which fair value is based on the probable outcome of the performance conditions as of the date of modification (i.e., probable payout on 0% of the 2,945 PSUs for the 2017-2019 performance period, 0% of the 11,529 PSUs for the 2016-2018 performance period and 105% of the 4,967 PSUs for the 2015-2017 performance period); (iii) the grant date fair value of the 11,779 shares of restricted stock granted on February 13, 2017 ($200,007 as of the day of the grant), and (iv) the fair value of 3,827 of those same 11,779 shares of restricted stock and of 13,033 shares of restricted stock granted in prior years, to reflect the modifications on September 15, 2017 ($134,206 as of the date of the modification).

10.
In connection with Mr. Thompson's departure on September 15, 2017, the Compensation Committee accelerated the vesting of options to purchase 15,861 shares of common stock, which represented a prorated portion of the unvested options held by Mr. Thompson as of that date. The amendment of the options requires the presentation of the fair value of the modified options on September 15, 2017, as "new" grants in the table. Accordingly, the amount shown in the Option Awards column for 2017 includes the grant date fair value of the option granted February 13, 2017, to purchase 13,928 shares of common stock, as well as the fair value of the option to purchase 4,524 of those same 13,928 shares of common stock together with previously granted options to purchase 11,337 shares of common stock, as modified. The assumptions used to calculate the aggregate fair value of option awards modified for Mr. Thompson on September 15, 2017, were as follows:

Modification Date	Assumptions
	Volatility (%)	Expected Life[a] (Years)	Risk-Free Interest Rate (%)	Dividend Yield[b] (%)
9/15/2017	50.1	1	1.3	0

a.	The amended options expire one year from the date of modification.

b.	The Board suspended dividends in early 2016.

CEO Pay Ratio

As a result of recently adopted rules under the Dodd-Frank Act, the SEC now requires disclosure of the CEO to median employee pay ratio. Mr. Stanley had 2017 total compensation of $7,231,169 as reported in the Summary Compensation Table. Our median employee's total compensation for 2017 was $136,327. As a result, Mr. Stanley's 2017 total compensation for 2017 was approximately 53 times that of our median employee's total compensation.

In determining our median employee, we defined compensation using a consistently applied compensation measure to include annualized base salary plus any additional wages (e.g. overtime earnings), annual incentive paid and grant date fair value of long-term incentives. We determined our median employee based on our employee population (including part-time employees) as of December 1, 2017, which is within the last three months of our fiscal year.

Grants of Plan-Based Awards for 2017

This table sets forth the plan-based awards granted to the NEOs during 2017. For non-equity and equity incentive plans, it provides the ranges of possible awards. For stock and option awards, the table sets forth the number of shares or options granted and the grant date fair values of those awards.

Name	Grant Date			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards[6] ($/share)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles B. Stanley	2/13/17	AIP	[1,2]	-	935,000	1,870,000
	2/13/17	PSU	[3]				70,672	141,343	282,686				2,400,004
	2/13/17	SO	[4]								133,705	16.98	871,757
	2/13/17	RS	[5]							84,806			1,440,006
Richard J. Doleshek	2/13/17	AIP	[1,2]	-	551,000	1,102,000
	2/13/17	PSU	[3]				34,747	69,494	138,988				1,180,008
	2/13/17	SO	[4]								65,739	16.98	428,618
	2/13/17	RS	[5]							41,697			708,015
Jim E. Torgerson	2/13/17	AIP	[1,2]	-	489,250	978,500
	2/13/17	PSU	[3]				32,392	64,783	129,566				1,100,015
	2/13/17	SO	[4]								61,282	16.98	399,559
	2/13/17	RS	[5]							38,870			660,013
Christopher K. Woosley	2/13/17	AIP	[1,2]	-	287,250	574,500
	2/13/17	PSU	[3]				11,779	23,558	47,116				400,015
	2/13/17	SO	[4]								27,856	16.98	181,621
	2/13/17	RS	[5]							23,558			400,015
Margo D. Fiala	2/13/17	AIP	[1,2]	-	172,800	345,600
	2/13/17	PSU	[3]				5,595	11,190	22,380				190,006
	2/13/17	SO	[4]								13,232	16.98	86,273
	2/13/17	RS	[5]							11,190			190,006
Matthew T. Thompson	2/13/17	AIP	[1,2]	-	192,000	384,000
	2/13/17	PSU	[3]				5,890	11,779	23,558				200,007
	2/13/17	SO	[4]								13,928	16.98	90,811
	2/13/17	RS	[5]							11,779			200,007
	9/15/17	SO	[7]								4,339	21.69 [8]	260
	9/15/17	SO	[7]								6,998	10.12 [8]	6,508
	9/15/17	SO	[7]								4,524	16.98 [8]	769
	9/15/17	RS	[7]							16,860			134,206
	9/15/17	PSU	[7]				2,484	4,967	9,934				41,514
	9/15/17	PSU	[7]				5,765	11,529	23,058				—
	9/15/17	PSU	[7]				1,473	2,945	5,890				—

1.
The amounts included in these columns reflect estimated future cash payouts under the annual incentive program of our CIP based on a targeted percentage of actual base salaries for 2017. Actual incentive payouts earned in 2017 are reflected in the Non-Equity Incentive Plan Compensation column (g) of the Summary Compensation Table.

2.	There is no applicable threshold for the AIP.

3.
This row represents the range of the number of PSUs that may be earned with respect to PSUs granted pursuant to our CIP in 2017. Payment for earned awards is made in cash or shares after the end of the three-year performance period ending December 31, 2019. If threshold levels of performance are not met, then actual payout will be zero.

4.	This row sets forth options granted pursuant to our LTSIP during 2017.

5.	This row sets forth the annual grants of restricted stock pursuant to our LTSIP during 2017.

6.	The exercise price represents the closing price per share of QEP common stock on grant date.

7.
As noted in footnotes 8 and 9 of the Summary Compensation Table, the Compensation Committee amended the terms of Mr. Thompson's (i) performance share unit agreements under the CIP to modify the vesting of 19,441 PSUs, (ii) restricted stock agreements under the LTSIP to accelerate the vesting of 16,860 shares of restricted stock, and (iii) stock option agreements under the LTSIP to accelerate the vesting of stock options to purchase 15,861 shares of common stock, all effective September 15, 2017. Without such amendments, all awards would have been forfeited. The modification of the awards requires the presentation of the amended awards as "new" grants in this table.

8.
The exercise price represents the closing price per share of QEP common stock on the original grant date. The exercise price was not modified when the stock option was accelerated in connection with Mr. Thompson's departure.

Outstanding Equity Awards at Fiscal Year-End 2017

This table shows outstanding equity awards for the NEOs. All values shown are as of December 31, 2017.

Name (a)	Option Awards						Stock Awards
							Restricted Stock			PSUs
	Number of Shares of Common Stock Underlying Unexercised Options Exercisable (#) (b)		Number of Shares of Common Stock Underlying Unexercised Options Unexercisable (#) (c)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Charles B. Stanley	63,588				39.07	2/25/2018	37,191	[1]	355,918	213,439	[4]	2,042,611
	90,350				30.90	2/13/2019	106,720	[2]	1,021,310	141,343	[5]	1,352,653
	100,088				30.12	2/13/2020	84,806	[3]	811,593
	87,194				31.74	2/13/2021
	83,990		41,995	[1]	21.69	2/12/2022
	47,369		94,737	[2]	10.12	2/16/2023
	0		133,705	[3]	16.98	2/13/2024
Richard J. Doleshek	30,958				39.07	2/25/2018	22,191	[1]	212,368	104,941	[4]	1,004,285
	43,542				30.90	2/13/2019	52,470	[2]	502,138	69,494	[5]	665,058
	48,956				30.12	2/13/2020	41,697	[3]	399,040
	42,871				31.74	2/13/2021
	41,296		20,647	[1]	21.69	2/12/2022
	23,290		46,579	[2]	10.12	2/16/2023
	0		65,739	[3]	16.98	2/13/2024
Jim E. Torgerson	12,551				39.07	2/25/2018	12,294	[1]	117,654	88,933	[4]	851,089
	26,126				30.90	2/13/2019	44,466	[2]	425,540	64,783	[5]	619,973
	28,286				30.12	2/13/2020	38,870	[3]	371,986
	5,090				27.98	9/3/2020
	29,065				31.74	2/13/2021
	34,996		17,498	[1]	21.69	2/12/2022
	19,737		39,474	[2]	10.12	2/16/2023
	0		61,282	[3]	16.98	2/13/2024
Christopher K. Woosley	9,892				28.67	8/1/2019	11,525	[1]	110,294	32,016	[4]	306,393
	14,143				30.12	2/13/2020	25,346	[2]	242,561	23,558	[5]	225,450
	12,535				31.74	2/13/2021	23,558	[3]	225,450
	19,686		9,842	[1]	21.69	2/12/2022
	8,882		17,763	[2]	10.12	2/16/2023
	0		27,856	[3]	16.98	2/13/2024
Margo D. Fiala	6,276				39.07	2/25/2018	4,802	[1]	45,955	16,898	[4]	161,714
	8,709				30.90	2/13/2019	13,377	[2]	128,018	11,190	[5]	107,088
	9,792				30.12	2/13/2020	11,190	[3]	107,088
	8,629				31.74	2/13/2021
	10,390		5,194	[1]	21.69	2/12/2022
	4,688		9,375	[2]	10.12	2/16/2023
	0		13,232	[3]	16.98	2/13/2024
Matthew T. Thompson	3,181	[6]			27.98	9/15/2018		[7]		11,529	[4,8]	110,333
	7,448	[6]			31.74	9/15/2018				2,945	[5,8]	28,184
	14,619	[6]			21.69	9/15/2018
	12,481	[6]			10.12	9/15/2018
	4,524	[6]			16.98	9/15/2018

1.	Awards vested on March 5, 2018.

2.	50% of these awards vested on March 5, 2018 and 50% will vest on March 5, 2019.

3.	33.3% of these awards vested on March 5, 2018; 33.3% will vest on March 5, 2019; and 33.3% will vest on March 5, 2020.

4.
Awards will vest on December 31, 2018 (the end of the three-year performance period covered by the PSU) but are not payable until Board certification, which occurs in the first quarter of the following year. These amounts represent the target number of PSUs awarded under our CIP. Each PSU represents a contingent right to receive one share of QEP common stock or the fair market value of one share of QEP common stock. The actual number of shares that may be earned (and, therefore, the actual cash payout amount, if settled in cash) will range from 0% to 200% of the number of PSUs awarded, depending on QEP’s relative TSR in comparison to a peer group of companies during the three-year period ending December 31, 2018.

5.
Awards will vest on December 31, 2019 (the end of the three-year performance period covered by the PSU) but are not payable until Board certification, which occurs in the first quarter of the following year. These amounts represent the target number of PSUs awarded under our CIP. Each PSU represents a contingent right to receive one share of QEP common stock or the fair market value of one share of QEP common stock. The actual number of shares that may be earned (and, therefore, the actual cash payout amount, if settled in cash) will range from 0% to 200% of the number of PSUs awarded, depending on QEP’s relative TSR in comparison to a peer group of companies during the three-year period ending December 31, 2019.

6.	In connection with Mr. Thompson's departure, the Compensation Committee amended the terms of the options to provide that all vested options expire 12 months following termination.

7.
In connection with Mr. Thompson's departure, the Compensation Committee amended the vesting of all unvested restricted stock held by Mr. Thompson as of September 15, 2017, which resulted in the vesting of all of his shares of restricted stock.

8.	These numbers reflect net PSUs after forfeitures upon separation.

Option Exercises and Stock Vested in 2017

Name	Options Exercised		Stock Awards[1]
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles B. Stanley	0	0	185,958	$2,216,212
Richard J. Doleshek	0	0	95,337	$1,143,795
Jim E. Torgerson	0	0	72,602	$855,774
Christopher K. Woosley	0	0	35,916	$455,469
Margo D. Fiala	0	0	18,141	$229,095
Matthew T. Thompson	0	0	38,861	$405,127

1.
Amounts shown in these columns reflect restricted stock awards that vested during 2017 and payouts of PSUs for the 2015-2017 performance period. The values realized on vesting of the restricted stock are calculated based on the closing price per share of QEP common stock on the vesting date multiplied by the number of shares vested, and the values realized on payout of the PSUs are calculated based on the average closing price per share of QEP common stock during the final quarter of the performance period multiplied by the number of PSUs earned (85% of PSUs granted in 2015), pursuant to the terms of the PSU awards. Values are as follows:

Name	Restricted Stock		PSUs
	Number of Shares (#)	Value	Number of PSUs (#)	Value
Mr. Stanley	110,715	$1,534,510	75,243	$681,702
Mr. Doleshek	58,342	$808,620	36,995	$335,175
Mr. Torgerson	41,250	$571,725	31,352	$284,049
Mr. Woosley	27,098	$375,578	8,818	$79,891
Ms. Fiala	13,487	$186,930	4,654	$42,165
Mr. Thompson[a]	34,639	$366,876	4,222	$38,251

a.
The vesting on Mr. Thompson's restricted stock and PSU awards were modified on September 15, 2017. Pursuant to the terms of Mr. Thompson's separation agreement, 4,967 PSUs, a prorated amount of his PSUs for the 2015-2017 performance period, were paid to Mr. Thompson based on the number of months he was employed by QEP during the performance period. PSUs for the 2016-2018 and the 2017-2019 performance periods will be prorated in the same manner.

Retirement Plans

QEP Pension Plan

The Company maintains the QEP Resources, Inc. Retirement Plan (Pension Plan), which is a defined benefit pension plan closed to new participants and frozen with respect to future benefit accruals. At the time of the spin-off of QEP from Questar Corporation (the Spin-off), the assets and liabilities for all active QEP participants in the Questar Retirement Plan were apportioned to a trust of the Pension Plan. At the Spin-off, executives who participated in both the Questar Retirement Plan and the Questar Supplemental Executive Retirement Plan had their Pension Plan benefits "frozen" and therefore ceased to accrue future benefits under the Pension Plan. Each eligible executive receives all future pension plan benefits under the QEP Resources, Inc. Supplemental Executive Retirement Plan (SERP) described below. Messrs. Stanley and Doleshek are the only NEOs who participate in the Pension Plan.

Prior to the Pension Plan being frozen, benefits accrued under the Pension Plan pursuant to the following benefit formula, which sets forth the annual annuity amount that is payable to a participant for the participant's life: (1) 1.3%; multiplied by (2) the participant's years of service with the Company an d Questar corporation, multiplied by (3) the average semi-monthly earnings during the 72 highest paid consecutive semi-monthly pay periods of the last 10 years of employment. Eligible earnings used by the Pension Plan to determine a participant's benefit consists of base salary and annual incentive payments under the AIP. The maximum amount of compensation that may be considered in calculating benefits under the Pension Plan is limited by the Internal Revenue Code and was $270,000 in 2017.

Participants may retire under the Pension Plan at age 62 or later without a benefit reduction due to age. Participants who are at least age 55 and have at least 10 years of service are eligible for early retirement with a reduction to their benefit of 0.2083% per month from the date of retirement to age 62. Mr. Stanley is the only NEO eligible for early retirement under the Pension Plan and the SERP. Participants eligible for and taking early retirement prior to age 62 also receive a temporary supplement until age 62 that is tied to years of service. Participants with a vested benefit who terminate employment before age 55 or before having 10 years of credited service generally may commence their benefit under the Pension Plan as early as age 55, but such benefit is reduced by 0.5% per month prior to age 65. Other than the granting of two additional years of service in connection with a change in control under our CIC Plan, we do not grant extra years of credited service.

Supplemental Executive Retirement Plan

The SERP generally provides highly compensated employees with supplemental retirement benefits to compensate for the limitations imposed by federal tax laws on benefits payable from the Pension Plan. Participation in the SERP is limited to eligible individuals (i) whose annual compensation is expected to exceed the IRS-imposed compensation cap ($270,000 in 2017) that can be taken into account in determining benefits under the Pension Plan and/or (ii) who have deferred compensation pursuant to the terms of the Deferred Compensation Wrap Plan. The SERP generally provides benefits equal to the difference between the benefits payable under the Pension Plan and the benefits that would be payable under such plan if the limits on the annual compensation were not applicable, if the participant had not voluntarily chosen to defer any compensation under the terms of the Deferred Compensation Wrap Plan (as described below), and if benefit accruals were continuing under the Pension Plan. Messrs. Stanley and Doleshek are the only NEOs who participate in the SERP.

Upon the Spin-off, the qualified and non-qualified retirement plan benefits for active QEP executives who participated in the Questar Retirement Plan and Questar SERP (Transferred SERP Participants) were transferred to the Pension Plan and SERP, respectively. Their qualified benefits under the Pension Plan were frozen as of June 30, 2010. All pension benefits earned after June 30, 2010 for Transferred SERP Participants are accrued in the SERP. Benefits in the SERP are calculated as follows: the total retirement benefit based on the benefit formula under the Pension Plan (including compensation in excess of the IRS limit and any deferred compensation and assuming benefits were continuing to accrue), less the (frozen) benefit payable to the participant under the Pension Plan.

2017 Pension Benefits Table

Name[1]	Plan	Number of Years Credited Service (#)		Present Value of Accumulated Benefit[3,4] ($)	Payments During Last Fiscal Year ($)
Charles B. Stanley	Pension Plan	8.5	[2]	483,564	0
	SERP	16.0		7,353,418	0
Richard J. Doleshek	Pension Plan	1.0	[2]	62,659	0
	SERP	9.0		2,911,387	0

1.	Mr. Torgerson, Mr. Woosley, Ms. Fiala and Mr. Thompson are not participants in either the Pension Plan or the SERP, as they joined the Company after the Pension Plan was closed to new participants.

2.	This number reflects years of service before participation in the Pension Plan was frozen.

3.
The NEOs' accrued retirement plan benefits as of June 30, 2010, are frozen. Instead of continued participation in the Pension Plan, the NEOs accrue all future benefits after June 30, 2010, in our SERP.

4.
The present value of accumulated benefits for each NEO is based on an assumed retirement date of the later of (a) age 62 (the earliest age at which a participant may retire under the Pension Plan without a benefit reduction due to age) and (b) December 31, 2017. The calculation above and the calculation for the change in pension value and nonqualified deferred compensation earnings in the Summary Compensation Table use the following assumptions for each NEO:

Assumption	Pension Plan	SERP
Retirement Age	62	62
Marital Status	Actual (married)	Actual (married)
Form of Payment	Married electing 50% Joint & Survivor annuity	Lump sum
Discount Rate	3.6% as of 12/31/17	2.9% as of 12/31/17, with a SERP lump sum discount rate of 3.6%
Mortality	RP-2014 "Healthy Annuitants" sex-distinct tables without collar adjustments, adjusted backward to 2006 with MP-2014, projected forward with generational projections using MP-2017	1983 Gross Annuity Mortality Table (Unisex)
Pre-retirement Decrements[a]	None	None

a.	Consistent with SEC guidance, pre-retirement decrements for pre-retirement mortality, disability, termination, etc., have been excluded.

Savings Plans

Employee Investment Plan (401(k) Plan)

QEP offers its employees, including its NEOs, the opportunity to contribute a portion of their salary and/or annual incentive payment up to annual IRS compensation limits to the 401(k) Plan. In 2017, the Company provided matching contributions for employees equal to 100% of an employee's contributions up to 8% of eligible compensation for employees who were not eligible for the SERP, or up to 6% for employees who were eligible for the SERP. The employee deferrals and employer contributions are invested, as directed by the participant, in mutual funds or QEP common stock.

Deferred Compensation Wrap Plan

QEP allows officers, along with certain other key employees, to defer the receipt of compensation under the Deferred Compensation Wrap Plan. The Deferred Compensation Wrap Plan includes both a deferred compensation program and a 401(k) supplemental program.

Deferred Compensation Program of the Deferred Compensation Wrap Plan
This program allows officers and certain key employees to defer taxable income and provide for future financial needs. Eligible employees currently may defer up to 50% of base salary and up to 100% of their annual cash incentives, payouts on PSUs and restricted stock grants pursuant to this program. Base salary and annual cash incentive amounts deferred under this program are eligible for discretionary Company matching contributions, and the Company has generally matched such contributions at the same rate as in the 401(k) Plan.

401(k) Supplemental Program of the Deferred Compensation Wrap Plan
This program allows NEOs and certain key employees whose compensation exceeds the IRS limit on compensation that may be taken into account for qualified plan purposes ($270,000 in 2017) to defer up to 8% of their base salaries and annual cash incentives in excess of the IRS limit for those employees who are not eligible for the SERP and up to 6% for those employees who are eligible for the SERP. The Company provides a matching contribution on this deferred amount as if that amount had been contributed to the 401(k) Plan.

Gains and losses on the deferred amounts are tracked against participant-selected investments. Participants select their investments from a variety of investment options, including QEP phantom stock and an array of mutual funds.

2017 Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY1,2 ($) (b)	Company Contributions in Last FY3 ($) (c)	Aggregate Earnings in Last FY4 ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE[5] ($) (f)
Charles B. Stanley	473,575	101,100	134,865	—	4,783,041
Richard J. Doleshek	61,862	61,862	191,280	—	2,393,643
Jim E. Torgerson	66,040	66,040	657,197	—	3,967,112
Christopher K. Woosley	37,302	37,302	55,388	—	374,034
Margo D. Fiala	235,210	18,884	66,398	—	811,269
Matthew T. Thompson	77,243	20,377	65,870	—	478,184

1.
The NEOs automatically participate in the QEP 401(k) Supplemental Program of the Deferred Compensation Wrap Plan when their compensation exceeds the IRS limit. For those who do not participate in our Pension Plan (Mr. Torgerson, Mr. Woosley, Ms. Fiala and Mr. Thompson), 8% of qualified compensation in excess of the IRS limit is automatically contributed pursuant to the QEP 401(k) Supplemental Program and receives an employer match as if contributed to the 401(k) Plan. For those who do participate in our Pension Plan, Mr. Stanley and Mr. Doleshek, the contribution and match amount is 6%.

2.
In 2017, Mr. Stanley, Mr. Doleshek, Mr. Torgerson, Mr. Woosley, Ms. Fiala and Mr. Thompson each deferred compensation under the Deferred Compensation Program of the Deferred Compensation Wrap Plan. Amounts deferred receive the same applicable employer match as if contributed to the 401(k) Plan.

3.	Amounts contributed by the Company pursuant to the Deferred Compensation Wrap Plan are included in the All Other Compensation column (i) of the Summary Compensation Table.

4.	Aggregate earnings are not included in the Summary Compensation Table because they do not consist of any above-market or preferential earnings.

5.
Due to a payroll coding error, certain federal employment taxes were not withheld with respect to amounts deferred under our Deferred Compensation Plan from 2011 through 2016. The Company will pay the employee and employer shares of the employment taxes for 2011 and 2012 and an additional amount to account for income taxes with respect to the payment of such employees shares when distributions under the Deferred Compensation Plan are made in the future. The aggregate balance 12/31/17 excludes the following estimated amounts payable by the Company for such payments: Stanley - $125,104; Doleshek - $78,012; Torgerson - $126,503; Woosley - $986; Fiala - $5,226; and Thompson - $4,417. The employment tax error was correct with respect to 2013 through 2016 in 2017. See Footnote 5 to the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control

Change in Control: Executive Severance Plan

Pursuant to the Executive Severance Plan (the CIC Plan), each of our executives is entitled to certain severance benefits if he or she is terminated for any reason other than for cause, death or disability, or if the executive terminates employment for "good reason", at any time following consummation of a change of control and prior to the third anniversary thereafter (a "qualifying termination").

Assuming there is a qualifying termination within three years after a change in control, the severance benefits upon termination under the CIC Plan include the following:

•
A cash severance payment equal to 3x (in the case of Messrs. Stanley and Doleshek) or 2x (in the case of the other NEOs) the sum of annual base salary and the average of the annual bonuses the executive actually received for the three fiscal years prior to the change in control;

•	A prorated award from the annual incentive program for the year of termination;

•	Accelerated vesting of PSUs granted under the CIP, paid out based on the greater of actual performance through the date of the change in control and actual performance through the date of termination;

•	Equity incentive awards under the LTSIP will vest in full;

•
For Pension Plan participants, a payment representing the difference between the net present value of the benefits under the Pension Plan and the SERP calculated at the time of their termination (retirement benefit), and the retirement benefit with two additional years of credited service; and

•
Continuation of medical and dental insurance coverage, basic and supplemental life insurance, and accidental death or dismemberment and disability coverage under current employee plans for two years (3 years, in the case of Messrs. Stanley and Doleshek) at no cost to the executive.

In November 2015, the Compensation Committee amended the CIC Plan, in conjunction with an amendment to the LTSIP, to provide, on a prospective basis, that new awards granted under the LTSIP will vest in connection with a change in control of the company on a "double trigger" basis (i.e., only if the change in control is accompanied by a subsequent involuntary or, for executives, constructive termination of employment). The Compensation Committee determined that implementing a double trigger going forward for new awards was appropriate as a best practice based on input provided from its independent compensation consultant. The amendments do not impact the terms of any previously granted awards under the LTSIP; therefore, awards granted prior to November 2015 vest in full immediately prior to a change of control.

Under the CIC Plan, a change in control is deemed to have occurred if:

(i)
Any person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as such term is used in Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the Company; or

(ii)
The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of June 30, 2010, constitute the Company's Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on June 30, 2010, or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)
The Company's shareholders approve a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

(iv)
The Company's shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. A change in control, however, shall not be considered to have occurred until all conditions precedent to the transaction, including but not limited to, all required regulatory approvals have been obtained.

Under the CIC Plan, "good reason" means any of the following events or conditions that occur without the participant's written consent and remain in effect after notice has been provided by the participant to the Company of such event and the expiration of a 30-day cure period:

(i)	A material diminution in the participant's annual base salary, target bonus under the AIP or LTI award opportunity under the CIP or LTSIP;

(ii)	A material diminution in the participant's authority, duties, or responsibility;

(iii)
A material diminution in the authority, duties, or responsibilities of the supervisor to whom the participant is required to report, including a requirement that a participant report to a corporate officer or employee instead of reporting directly to the Board;

(iv)	A material diminution in the budget over which the participant retains authority;

(v)	A material change in the geographic location at which the participant performs services; or

(vi)	Any other action or inaction that constitutes a material breach by an employer of the participant's employment agreement (if any).

Payments Upon Termination

The following table sets forth the estimated payments due to NEOs (other than Mr. Thompson) under various termination scenarios and as reviewed by the Compensation Committee, assuming the termination occurred on December 31, 2017. The table generally does not include amounts due to all salaried employees upon termination, such as any accrued Paid Time Off. There are no amounts payable due solely in connection with 1) involuntary termination for cause; 2) involuntary termination not for cause; or 3) voluntary termination of a non-retirement eligible executive. Accordingly, no amounts are shown for those scenarios. The actual amounts to be paid out in any scenario can only be determined at the time of an executive officer's actual separation from QEP, as determined by the Compensation Committee (or full Board, in the case of the CEO).

Compensation Component	Death or Disability	Retirement		Qualifying Termination Within 3 Years After a Change in Control[1]
Cash Severance	N/A	N/A		2-3x base salary + 2-3x three-year average annual incentive paid
Annual Incentive	Prorated award	Prorated award		Prorated award
Equity Awards (Restricted Stock and Stock Options)	Accelerated vesting of all unvested awards	Forfeit unvested equity		Accelerated vesting of all unvested awards
Performance Share Units	Prorated award based on performance through the end of the performance period	Prorated award based on performance through the end of the performance period		Accelerated vesting of all unvested awards
Welfare Benefits	N/A	N/A		2-3 years of continued benefits
Retirement Benefits	N/A	N/A		Additional 2 years of vesting and service

Mr. Stanley
Cash Severance	—	—		$5,763,000
Annual Incentive	$935,000	$935,000		$935,000
Equity Awards	$2,188,822	—		$2,188,822
PSUs	$2,532,699	$2,532,699		$4,115,338
Welfare & Retirement Benefits[2]	—	—		$1,068,208
Total	$5,656,521	$3,467,699		$14,070,368

Mr. Doleshek
Cash Severance	—	—		$3,721,197
Annual Incentive	$551,000	N/A	[3]	$551,000
Equity Awards	$1,113,546	—		$1,113,546
PSUs	$1,245,247	N/A	[3]	$2,023,381
Welfare & Retirement Benefits[2]	—	—		$751,969
Total	$2,909,793	N/A	[3]	$8,161,093

Compensation Component	Death or Disability	Retirement		Qualifying Termination Within 3 Years After a Change in Control[1]
Mr. Torgerson
Cash Severance	—	—		$2,161,732
Annual Incentive	$489,250	N/A	[3]	$489,250
Equity Awards	$915,179	—		$915,179
PSUs	$1,074,083	N/A	[3]	$1,771,095
Welfare & Retirement Benefits[2]	—	—		$59,573
Total	$2,478,512	N/A	[3]	$5,396,829

Mr. Woosley
Cash Severance	—	—		$1,378,108
Annual Incentive	$287,250	N/A	[3]	$287,250
Equity Awards	$578,306	—		$578,306
PSUs	$363,799	N/A	[3]	$616,230
Welfare & Retirement Benefits[2]	—	—		$59,335
Total	$1,229,355	N/A	[3]	$2,919,229

Ms. Fiala
Cash Severance	—	—		$965,200
Annual Incentive	$172,800	N/A	[3]	$172,800
Equity Awards	$281,061	—		$281,061
PSUs	$188,042	N/A	[3]	$313,339
Welfare & Retirement Benefits[2]	—	—		$36,025
Total	$641,903	N/A	[3]	$1,768,425

1.	A "Qualifying Termination" refers to a termination of the executive's employment by QEP without cause or by the executive for good reason under the CIC Plan.

2.
Upon any triggering event, Mr. Stanley and Mr. Doleshek are eligible for benefits under the Pension Plan and the SERP, and each of the NEOs is eligible for benefits under the Deferred Compensation Wrap Plan. Please see "2017 Pension Benefits Table" and the "2017 Nonqualified Deferred Compensation Wrap Plan" for an estimated value of such benefits.

3.	Mr. Doleshek, Mr. Torgerson, Mr. Woosley and Ms. Fiala are not yet eligible for retirement. Employees must be at least 55 years of age and have 10 years of service to be eligible for retirement.

In conjunction with Mr. Thompson's departure on September 15, 2017, the Board approved compensation to Mr. Thompson as follows: 1) cash severance of $387,900; 2) modified vesting of long-term incentive awards resulting in pro-rata accelerated vesting of 16,860 shares of restricted stock and options to purchase 15,861 shares of stock, and 19,441 performance share units remaining outstanding and potentially vesting at the end of the respective performance periods based on Company performance (to be paid in February 2018, February 2019 and February 2020); and 3) insurance and other benefits for 12 months.

Looking Ahead to 2018:
In February 2018 our Board approved an executive retention and severance compensation program in conjunction with its strategic decision to transition our Company to a a pure-play Permian Basin company.
Pursuant to this program, each of the Company's named executive officers (other than Mr. Stanley and Mr. Doleshek) have entered into an Executive Retention Bonus letter agreement (the Retention Letters) and an Executive Severance Compensation Program letter agreement (the Severance Letters).

The Retention Letters provide, for each of our named executive officers other than Mr. Stanley and Mr. Doleshek, for a one-time cash retention payment of $500,000, payable within 15 days after March 1, 2019, subject to continued employment through such date. If the executive's employment is terminated by the Company without cause or the executive resigns employment for good reason prior to such date, the executive will be eligible to receive a pro-rated amount of the retention payment.

The Severance Letters, which each of our named executive officers have entered into, provide that in the event the executive's employment with the Company is terminated without cause or the executive resigns his or her employment for good reason (as such terms are defined in the Severance Letters), and such termination or resignation occurs prior to September 30, 2020, the executive will be entitled to receive the following severance payments and benefits, subject to the execution and non-revocation of a release of claims agreement containing, among other terms, confidentiality and non-solicitation restrictions, and other customary conditions:

•	A lump sum cash payment equal to 1.5 times (2.5 times for Mr. Stanley and 2.0 times for Mr. Doleshek) the sum of the executive's annual base salary and annual target bonus award opportunity;

•	A pro-rated bonus award for the year of termination, which shall be at the target level for executives other than Mr. Stanley and Mr. Doleshek, which shall be based on actual performance for the year;

•
Accelerated vesting of all outstanding equity and long-term incentive awards, provided that the vesting of performance-based awards is based on and subject to the actual level of performance in relation to applicable performance measures;

•
A lump sum cash payment representing 24 months of premium payment amounts required to continue the executive's and the executive's covered dependents' medical, dental and vision coverage pursuant to COBRA; and

•
For executives participating in the QEP Resources, Inc. Retirement Plan and/or the QEP Resources Inc. Supplemental Executive Retirement Plan, a cash payment representing two additional years of service credit under such plans.

The severance benefits payable under the Severance Letters are in lieu of any other severance entitlements applicable to the participating executives, provided that in the event a change in control of the Company occurs during the term of the Severance Letters, the executives will not receive the benefits under the Severance Letters and will instead be eligible to receive the benefits provided under the CIC Plan discussed above, which was previously adopted by our Board.

Our Board has concluded that the executive retention and severance compensation program described above is necessary to retain executive management who are integral to the successful execution of the strategic and financial initiatives intended to transition the Company to a pure-play Permian Basin company.

DIRECTOR COMPENSATION

Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on our Board. In setting director compensation, our Board considers the significant amount of time that directors spend in fulfilling their duties to our Company and our shareholders as well as the skill level required by our directors. The Compensation Committee is responsible for determining the type and amount of compensation for independent directors. The Compensation Committee engaged its independent compensation consultant, Meridian Compensation Partners, LLC, to assist in the annual review of director compensation by providing benchmark compensation data and recommendations for compensation program design. Employee directors are not separately compensated for their service on the Board. Therefore, Mr. Stanley has been omitted from the Director Compensation Table.

Similar to our executive officers, our independent directors are subject to stock ownership guidelines to align their interests with those of our shareholders. Pursuant to these guidelines, each independent director is expected to own stock worth a minimum of five times his or her annual cash compensation. As of December 31, 2017, all of our independent directors were in compliance with these guidelines.

Retainer and Meeting Fees

The table below describes the director compensation program for 2017. All retainer and meeting fees remained the same from 2016, except that in February 2017, the Board restored LTI award values to 2015 levels, which resulted in an increase from $180,000 in 2016 to $200,000 in 2017. In February 2016, the Board had reduced LTI award values by 10% in recognition of industry conditions and to align with the 10% reduction of LTI award values for our NEOs in 2016.

Type of Fee	Amount ($)
Annual Director Retainer	70,000
Additional Audit Committee Chair Retainer	15,000
Additional Compensation Committee Chair Retainer	15,000
Additional Other Committee Chair Retainer	10,000
Additional Lead Director Retainer	25,000
Annual Restricted Stock Grant Under the LTSIP	200,000

Director Deferred Compensation Plan

Non-employee directors are eligible to participate in the QEP Resources, Inc. Deferred Compensation Plan for Directors (the Director Deferred Compensation Plan), which allows independent directors to defer compensation paid to them. Cash fees can be deferred as either QEP phantom stock or as a deemed investment in an array of mutual funds. Equity compensation can be deferred as QEP phantom stock. Directors are credited with earnings and dividends on the phantom stock. Payments of deferred compensation are made upon a director's cessation of board service, and a director may elect to have the payments made in cash or shares of QEP common stock.

Director Compensation Table

The table below sets forth total director compensation earned by each independent director during 2017.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Total ($)
Phillips S. Baker, Jr.	70,000	200,007	270,007
Julie A. Dill	70,000	200,007	270,007
Robert F. Heinemann [3]	85,000	200,007	285,007
Michael J. Minarovic [4]	46,667	133,340	180,007
M. W. Scoggins [3]	85,000	200,007	285,007
Mary Shafer-Malicki [5]	35,000	100,005	135,005
William L. Thacker, III	70,000	200,007	270,007
David A. Trice [6]	105,000	200,007	305,007

1.	Certain directors deferred director fees under the Director Deferred Compensation Plan as follows: Dill, $70,000; Scoggins, $85,000; and Thacker, $70,000.

2.
The dollar amount indicated for each of these restricted stock awards under the LTSIP is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, by multiplying the number of shares awarded by the QEP stock price on the date of grant. On February 13, 2017, all independent directors of QEP as of that date elected to defer their grant of QEP restricted stock and to receive phantom stock. The number of shares of restricted stock granted and deferred as phantom stock in 2017 and the outstanding aggregate phantom stock balances as of December 31, 2017, for each director were as follows:

Name	Number of Restricted Shares/Restricted Stock Units Issued in 2017 (#)	Number of Restricted Shares Deferred as Phantom Stock in 2017 (#)	Phantom Stock Balances as of 12/31/17 (#)
Phillips S. Baker, Jr.	—	11,779	61,350
Julie A. Dill	—	11,779	49,297
Robert F. Heinemann	—	11,779	45,186
Michael Minarovic		11,615	11,615
M. W. Scoggins	—	11,779	135,673
Mary Shafer-Malicki		10,788	10,788
William L. Thacker, III	—	11,779	45,920
David A. Trice	—	11,779	59,642

3.
In 2017, Mr. Heinemann served as our Compensation Committee Chair and Dr. Scoggins served as our Audit Committee Chair; therefore, each received a committee chair retainer of $15,000 in addition to his annual board retainer of $70,000.

4.	Mr. Minarovic was elected to the board on May 16, 2017 and received a prorated annual board retainer and prorated stock award.

5.	Ms. Shafer-Malicki was appointed to the board on July 24, 2017 and received a prorated annual board retainer and prorated stock award.

6.
In 2017, Mr. Trice served as our Lead Director and Governance Committee Chair; he received a Lead Director retainer of $25,000 and a Governance Committee Chair retainer of $10,000 in addition to his annual board retainer of $70,000.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2017, we have an equity incentive compensation plan, the LTSIP, under which shares of our common stock are authorized for issuance to directors, officers, employees and consultants. All outstanding awards relate to our common stock.

	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Shareholders	2,354,277	$23.62	5,041,176
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	2,354,277	$23.62	5,041,176

ITEM NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are seeking a non-binding advisory vote from shareholders to approve the compensation awarded to our NEOs as described in the Compensation Discussion and Analysis section of this proxy statement.

Currently, we seek the advisory vote of our shareholders to approve the compensation of our NEOs annually.

The Company has adopted comprehensive executive compensation programs. This proxy statement discloses material information regarding the compensation of the Company's NEOs so that shareholders can evaluate the Company's approach to compensating its executives. The Company and the Compensation Committee continually monitor executive compensation programs and adopt changes to reflect the dynamic marketplace in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation and to be responsive to the concerns of our shareholders.

We expanded our shareholder outreach program in 2015 and continued that program in 2016 and 2017 in order to stay informed of our shareholders' views on our executive compensation. Our 2017 outreach included contacting shareholders representing more than 65% of our outstanding shares and having conversations with a variety of our major shareholder representatives. The feedback received from these conversations has been shared with our Compensation Committee and Board for consideration when making future executive compensation decisions. Receiving feedback from our shareholders is important to us, and we will continue our shareholder engagement program. Please refer to the Compensation Discussion and Analysis section of this proxy statement for a detailed discussion of the Company's executive compensation practices and philosophy.

You have the opportunity to vote "for," "against" or "abstain" from voting on the following resolution relating to executive compensation:

RESOLVED, that the shareholders of QEP Resources, Inc. common stock approve the compensation of the Company's executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Compensation Tables and related material disclosed in this proxy statement.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's compensation disclosure rules. The vote is advisory, which means that it is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our executive compensation as disclosed in this proxy statement, our Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

This proposal will be approved on an advisory basis if it receives the affirmative vote of a majority of the shares represented and entitled to vote either in person or by proxy. As noted earlier in this proxy statement, broker non-votes will not affect the outcome of this proposal, and abstentions will be equivalent to a vote against this proposal.

The Board recommends that you vote FOR this proposal.

ITEM NO. 5 – APPROVAL OF THE QEP RESOURCES, INC. 2018 LONG-TERM INCENTIVE PLAN

Overview

The information provided in this Item No. 5 is intended to assist our shareholders in deciding how to cast their votes on the QEP Resources, Inc. 2018 Long-Term Incentive Plan (the "2018 Plan"), which will allow the Board to grant long-term incentive compensation on the terms described herein. The Board adopted the 2018 Plan on February 11, 2018 subject to shareholder approval at the annual meeting.

The Board believes that the effective use of cash and stock-based long-term incentive compensation has been integral to the Company's success in the past and is vital to its ability to achieve continued strong performance in the future. The Board believes that grants of equity awards will help create long-term participation in the Company and, thereby, assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. The use of long-term equity grants allows the Board to align the incentives of the Company's employees, directors and consultants with the interests of its shareholders, linking compensation to Company performance. The use of equity awards as compensation also allows the Company to conserve cash resources for other important purposes. Accordingly, the Board believes that approval of the 2018 Plan is in the best interests of the Company and the Board recommends that shareholders vote for approval of the 2018 Plan.

The 2018 Plan is intended to replace our 2010 Long-Term Stock Incentive Plan (the "LTSIP"), which we have used previously to grant stock and equity compensation awards. If the 2018 Plan is approved by shareholders at the Annual Meeting, no additional awards will be made under the LTSIP. All awards previously granted under the LTSIP will remain subject to the terms of the LTSIP.

The 2018 Plan authorizes the issuance of a total of [ ________ ] shares. This represents an increase of [ ________ ] shares over the current reserve in the LTSIP. In addition, subject to certain limitations, shares covered by an award granted under the 2018 Plan or shares covered by an award previously granted under the LTSIP which expire or are cancelled without having been exercised in full or that are forfeited or repurchased shall be added to the shares authorized for issuance under the 2018 Plan. For additional information about the shares which may be added to the shares authorized for issuance under the 2018 Plan, see the discussion below under the heading "Description of the 2018 Plan - Share Counting Provisions."

If the 2018 Plan is not approved by the shareholders, the LTSIP will remain in effect and we will continue to make grants under the LTSIP until all shares available thereunder have been issued.

Purpose and Background for the Determination of Additional Shares

The purpose of the 2018 Plan is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership and other incentive opportunities. We believe that the 2018 Plan is essential to our success. Equity awards are intended to motivate high levels of performance, align the interests of our employees, directors, and consultants with those of our stockholders by giving these individuals the perspective of an owner with an equity stake in our Company and provide a means of recognizing their contributions to the success of our Company. Our Board and our leadership team believe that long-term equity incentive awards are necessary to remain competitive in the market and are essential to recruiting and retaining the highly qualified employees who help our Company meet its goals.

In its determination to approve the 2018 Plan, the Board considered a number of factors, including a review of our historical grant practices, anticipated future equity grant needs, burn rate, dilution and overhang metrics, peer group market practices and trends and the costs of the 2018 Plan. Specifically, we considered:

•
In fiscal year 2017, we granted equity awards covering a total of 3,627,255 shares. This represented a one year burn rate of approximately 1.5%. Our three-year average burn rate, measured on a similar basis, has been 1.3%, which the Company believes compares reasonably to similarly sized companies in our industry and represents a balanced and prudent use of company shares for compensation purposes. Additional detail regarding our equity grant practices is discussed above under the heading "Compensation Discussion and Analysis - Elements of the Executive Compensation Program - Long-Term Incentives."

•
As of March 26, 2018, there were [ _________ ]shares remaining available for future grants under the LTSIP. If we exhaust the share reserve under our equity plan, we would lose an important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.

•
If the 2018 Plan is approved, we estimate that the shares reserved for issuance under the 2018 Plan would be sufficient for approximately 3 years of awards, assuming we grant awards consistent with our projections and noting that future circumstances may require us to change our equity grant practices. Based on the foregoing, we expect that we would require an additional increase to the share reserve under the 2018 Plan in 2021 (primarily dependent on award levels/amounts and hiring activity during the next few years), noting again that the share reserve under the 2018 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

•
As of March 26, 2018, our overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding plus the number of shares remaining available for issuance under the LTSIP by (ii) the number of Company shares outstanding on a fully diluted basis, was [ __ ]%. If approved, the issuance of the additional shares to be reserved under the 2018 Plan would dilute the holdings of shareholders by an additional [ __ ]% on a fully diluted basis, based on the number of shares outstanding as of March 26, 2018. If the 2018 Plan is approved, we expect our overhang will be approximately [ __ ]% as of the day of approval (including the shares that will be reserved for issuance under the 2018 Plan). We believe this amount would be appropriate in light of market competitive levels, taking into account our current circumstances as outlined above. We expect our overhang level will decrease in subsequent years as we issue shares from the 2018 Plan.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the 2018 Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

Key Features of the 2018 Plan

The 2018 Plan contains a number of features that we believe are consistent with good practices in equity compensation and which we believe protect our shareholders' interests with respect to the awards that we have granted and expect to grant under the plan. These features include:

•
Without shareholder approval, the 2018 Plan prohibits any alteration or amendment that operates to increase the total number of shares of that may be issued under the plan (other than adjustments in connection with certain corporate reorganizations and other events) or to change the designation or class of persons eligible to receive awards under the plan.

•	The 2018 Plan does not have single-trigger accelerated vesting provision for change in control.

•
Awards may not be repriced, replaced or regranted through cancellation for cash or other awards or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

•
Dividends or dividend equivalent payments with respect to awards that are subject to performance-based vesting conditions will only be paid if the performance conditions are attained and the underlying award vests.

•
A grant-date fair value limit of $700,000 per year will apply to awards to non-employee directors. For additional information, see the discussion below under "Description of the 2018 Plan-Award Limits."

Description of the 2018 Plan

The following sets forth a description of the material features and terms of the 2018 Plan, as proposed to be amended. The following summary is qualified in its entirety by reference to the full text of the 2018 Plan, as amended, which is attached hereto as Appendix B.

Authorized Shares; Share Counting Provisions

The maximum aggregate number of shares that may be subject to awards granted under the 2018 Plan is [ _________ ] shares, plus, subject to certain limitations, shares covered by awards granted under the 2018 Plan or previously granted under the LTSIP that are forfeited, expire or lapse, or are repurchased for or paid in cash. If the 2018 Plan is approved, no future grants will be made under the LTSIP.

In general, when awards granted under the 2018 Plan or the LTSIP expire, lapse, are forfeited or are paid in cash, the shares reserved for those awards are returned or added, as applicable, to the share reserve and available for future issuance under the 2018 Plan. However, the 2018 Plan does not allow the share pool available for incentive grants to be recharged or replenished with shares that:

•	are tendered or withheld to satisfy the exercise price of an option or stock appreciation rights;

•	are tendered or withheld to satisfy withholding obligations for any award;

•	are subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right; or

•	the Company purchases on the open market with cash proceeds from the exercise of options.

Dividend equivalents paid in cash will not be counted against the number of shares reserved under the 2018 Plan. In addition, awards granted under the 2018 Plan in substitution for any options or other stock or stock-based awards granted by an entity before the entity's merger or consolidation with us or our acquisition of the entity's property or stock will not reduce the shares available for grant under the 2018 Plan, but will count against the maximum number of shares that may be issued upon the exercise of incentive stock options.

Administration

The 2018 Plan is administered by our Board, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to collectively as the plan administrator), subject to the limitations imposed under the 2018 Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2018 Plan, to interpret the 2018 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2018 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2018 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2018 Plan.

Award Limits

The 2018 Plan includes annual limits on awards that may be granted to our non-employee directors. The maximum aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718 (or any successor thereto), of all equity and cash-based awards granted to a non-employee director for services as a director under the 2018 Plan during any fiscal year may not exceed $700,000 per year (or $1,400,000 in the fiscal year of a director's initial service). Notwithstanding the foregoing, in no event will more than the authorized number of shares available for issuance under the 2018 Plan be granted to any one person during any fiscal year of the Company.

Eligibility

Employees, consultants and non-employee directors of the Company or any of its subsidiaries will be eligible to receive awards under the 2018 Plan. As of December 31, 2017, approximately 353 employees, 0 consultants and 8 non-employee directors were eligible to receive awards under the 2018 Plan.

Types of Awards

The 2018 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock or cash based awards. Awards to eligible individuals shall be subject to the terms of an individual award agreement between the Company and the individual. A brief description of each award type follows.

◦Stock Options.  Stock options may be granted under the 2018 Plan, including both incentive stock options and non-qualified stock options, which provide the holder a right to purchase shares at a specified exercise price. The exercise price per share for each stock option will be set by the plan administrator, but will not be less than the fair market value on the date of the grant (or 110% of the price of an incentive stock option in the case of an individual who, on the date of the grant, owns or is deemed to own shares representing more than 10% of the stock of the Company). The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% stockholder of the Company). The plan administrator will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the ten year limitation.

◦Stock Appreciation Rights.  The plan administrator is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the 2018 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares upon exercise within a specified time period from the date of the grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the share on the date of exercise by the number of shares subject to the award. The maximum term for which stock appreciation rights may be exercisable under the 2018 Plan is ten years.

◦Restricted Stock.  The plan administrator may make awards of restricted stock to eligible individuals in such amounts and at purchase prices to be established by the plan administrator in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the plan administrator. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, subject to the limitations and restrictions established by the plan administrator in the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award.

◦Restricted Stock Units.  The 2018 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices and upon such other terms and conditions as are established by the plan administrator for each award. Restricted stock unit awards entitle recipients to acquire shares in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as stockholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant. Restricted stock units may be accompanied by the right to receive the equivalent value of dividends paid on shares prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant's election, in a manner intended to comply with Section 409A of the Code.

◦Other Stock or Cash Based Awards.  Other stock or cash based awards are awards of cash, fully vested shares and other awards valued wholly or partially by referring to, or otherwise based on, shares. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash based awards, including any purchase price, performance goals (which may be based on performance criteria), transfer restrictions and vesting conditions.

Performance-Based Awards

Awards granted under the 2018 Plan may include awards that are subject to performance-based vesting or other performance conditions. For purposes of the 2018 Plan, one or more of the following performance criteria (or such other criteria as the plan administrator may determine) may be used in setting performance goals: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings or other measures of profitability (including earnings before any or all of interest, taxes, depreciation, amortization and exploration expense), cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders' equity, return on assets, return on capital, return on sales, gross or net margin, expenses or expense levels, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per Share, price per Share, market capitalization, any GAAP financial performance measures, inventory management, measures related to A/R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition and/or disposition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, net asset value, net asset value per share, capital expenditures, net borrowing, debt leverage levels, credit quality or debt ratings, economic value added, individual business objectives, growth in production, added reserves, growth in reserves, production replacement, inventory growth, environmental health and/or safety performance, effectiveness of hedging programs, improvements in internal controls and policies, efficiency or productivity measures such as annual or multi-year average finding costs, absolute or per unit operating and maintenance costs, lease operating expenses, inside-lease operating expenses, operating and maintenance expense per decatherm or customer or fuel gas reimbursement percentage and retention and recruitment of employees, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, division, business segment or business unit of the Company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The 2018 Plan also permits the plan administrator to provide for adjustments to the applicable performance criteria.

Prohibition on Repricing

Under the 2018 Plan, the plan administrator may not, without the approval of the Company's stockholders, authorize the repricing of any outstanding option or stock appreciation right to reduce its price per share, cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the fair market value of the underlying shares, or take any other action with respect to an option or stock appreciation right that the Company determines would be treated as a repricing under the rules and regulations of the principal U.S. stock exchange on which the shares are listed.

Certain Transactions

The plan administrator has broad discretion to take action under the 2018 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting the Company's shares, such as dividends or other distributions (whether in the form of cash, shares, other securities, or other property), reorganizations, mergers, consolidations, change in control events and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with the Company's stockholders known as "equity restructurings," (Equity Restructurings) the plan administrator will make equitable adjustments to outstanding awards. No adjustment or other action will be authorized for awards that are intended to qualify as QPBC, which would cause such awards to fail to continue to qualify as QPBC, unless the plan administrator determines that the award should not so qualify. Notwithstanding the preceding section, in the event of a change in control in which outstanding awards are not continued, converted, assumed or replaced by the Company or the successor to the

Company in the change in control, such awards shall become fully exercisable and all forfeiture, repurchase and other restrictions on such awards shall lapse immediately prior to the change in control.

Amendment and Termination

The plan administrator may amend, suspend or terminate the 2018 Plan at any time; however, the applicable of any amendment, other than an amendment that increases the number of shares available under the 2018 Plan, that would materially and adversely affect an award outstanding under the 2018 Plan may be subject to limitations as set forth in an applicable award agreement. Our Board is required to obtain stockholder approval for any amendment to the 2018 Plan to the extent necessary to comply with applicable laws. The 2018 Plan will remain in effect until May 15, 2028, unless earlier terminated by our Board. No awards may be granted under the 2018 Plan after its termination.

Forfeiture and Claw-backs

All awards (including any proceeds, gains or other economic benefit obtained in connection with any award) made under the 2018 Plan are subject to any claw-back policy implemented by the Company, including any claw-back policy adopted to comply with the requirements of applicable law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or award agreement.

United States Federal Income Tax Consequences

The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant's particular circumstances.

Incentive Stock Options. No income will be recognized by a participant for United States federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

Non-qualified Stock Options. No income is expected to be recognized by a participant for United States federal income tax purposes upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant's employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Stock Appreciation Rights. There is expected to be no United States federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for United States federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for United States federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includable in the participant's income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for United States federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

Restricted Stock Units. There will be no United States federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the shares so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includable in the participant's income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includable in the participant's income.

Limitations on the Employer's Compensation Deduction. Section 162(m) of the Code generally limits the deduction certain employers may take for otherwise deductible compensation payable to certain current and former executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2018 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A does not apply to incentive stock options, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2018 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2018 Plan are not exempt from coverage. However, if the 2018 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the United States federal income tax consequences in respect of the 2018 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2018 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits

The benefits or amounts that may be received or allocated to participants under the 2018 Plan will be determined at the discretion of the plan administrator and are not currently determinable.

Equity Compensation Plan Information

The following table provides certain information as of March 26, 2018, with respect to our equity compensation plans under which shares are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	[ __________ ]	[ __________ ]	[ __________ ]
Equity compensation plans not approved by security holders	0	0	0
Total	[ __________ ]	[ __________ ]	[ __________ ]

Vote Needed for Passage of this Proposal

This proposal must receive the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote to be approved. For purposes of determining whether the proposal has received a majority approval, abstentions will be included in the vote totals, and, therefore, an abstention will have the same effect as a negative vote. Broker non-votes will not be included in the vote totals, and, therefore, will have no effect on the vote.

The Board recommends that you vote "FOR" the approval of the QEP Resources, Inc. 2018 Long-Term Incentive Plan.

ITEM NO. 6 – RATIFICATION OF OUR INDEPENDENT AUDITOR

The Audit Committee approved the engagement of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm for the year ending December 31, 2018. PwC has served as the Company's independent registered public accounting firm since 2012. We are asking shareholders to ratify the selection of PwC. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC for ratification because we value shareholder views on the Company's independent registered public accounting firm. In the event that shareholders fail to ratify the selection, our Audit Committee will consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and shareholders.

Representatives of PwC will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

Audit Fees

Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2016 and 2017, were:

	2016	2017
Audit Fees[1]	$1,180,000	$1,353,000
Audit-Related Fees[2]	—	$50,000
Tax Fees[3]	$66,150	—
All Other Fees[4]	$5,231	$7,000
Total	$1,251,381	$1,410,000

1.
Audit fees are for the audit of the Company's consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company's internal controls over financial reporting, the reviews of the Company's financial statements included in the Form 10-Q and 2016 and 2017 comfort letters and reviews of prospectus supplements.

2.	Audit-related fees in 2017 relate to the work performed for the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) in 2018.

3.	Tax fees in 2016 relate to tax planning and consulting for the Company.
4.    All other fees relate to consultation and licenses for accounting research software.

The Audit Committee has concluded that the provisions of the tax services and other fees are compatible with maintaining PwC's independence.

Preapproval Policy

The Audit Committee has adopted procedures for preapproving all audit and non-audit services provided by its independent registered public accounting firm. These procedures include reviewing fee estimates for audit services and permitted recurring non-audit services and authorizing the Company to execute letter agreements setting forth such fees. Audit Committee approval is required for any services to be performed by the independent registered public accounting firm that are not specified in the letter agreements. We have delegated approval authority to the chairman of the Audit Committee, but any exercises of such authority are reported to the Audit Committee at the next meeting. All fees paid to PwC for the years ended December 31, 2016 and 2017, were preapproved by the Audit Committee in accordance with this policy.

The Board recommends that you vote FOR the ratification of the selection of PwC as our independent registered public accounting firm.

OTHER MATTERS

Annual Report and 2017 Form 10-K

Upon request, we will promptly send a copy of the Annual Report, 2017 Form 10-K (excluding exhibits) and this proxy statement to any interested party, without charge. Contact our Corporate Secretary at 1050 17th Street, Suite 800, Denver, Colorado 80265, or call 303-672-6900 to make a request.

Shareholder Nominations and Proposals

Proposals and Director Nominations for Inclusion in the Proxy Statement for the 2019 Annual Meeting. In order to submit shareholder proposals for the 2019 Annual Meeting for inclusion in our proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company's principal office in Denver, Colorado, no later than the close of business on November 30, 2018.

In December 2016, we amended our Bylaws to adopt proxy access, which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company's outstanding capital stock for at least three years, to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the shareholder(s) and the nominee(s) meet the requirements in our Bylaws. Notice of director nominations submitted under these proxy access bylaw provisions must be received no earlier than 120 days and no later than 90 days before the date the Company's proxy materials were released to shareholders in connection with the previous year's annual meeting. Notice of director nominations submitted under our proxy access bylaw provisions must be received no earlier than December 6, 2018, and no later than January 5, 2018, for the 2019 Annual Meeting.

Proposals submitted for inclusion in our proxy statement must comply with all of the requirements of SEC Rule 14a-8, and director nominations submitted pursuant to the proxy access provisions of our Bylaws must comply with all of the requirements of our Bylaws. As the rules of the SEC and our Bylaws make clear, simply submitting a proposal or nomination does not guarantee its inclusion.

Other Proposals or Director Nominations for Presentation at the 2019 Annual Meeting. Our Bylaws also establish an advance notice procedure with regard to director nominations and shareholder proposals that are not submitted for inclusion in the proxy statement, but that a shareholder instead wishes to present directly at an annual meeting. To be properly brought before the 2019 Annual Meeting, a notice of the nomination or the matter the shareholder wishes to present at the meeting must be delivered to the Corporate Secretary at the Company's principal office in Denver, Colorado, not less than 90 or more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the proxy access bylaw provisions or SEC Rule 14a-8) must be received no earlier than January 15, 2019, and no later than February 14, 2019.

All such director nominations and shareholder proposals must comply with the Bylaws, a copy of which may be obtained at no cost from our Corporate Secretary. The Chairman may refuse to acknowledge or introduce any such matter at the 2019 Annual Meeting if notice of the matter is not received within the applicable deadlines or does not comply with our Bylaws. If a shareholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2019 Annual Meeting.

All proposals and director nominations should be addressed to: Corporate Secretary, QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, CO 80265.

Forward-Looking Statements

This proxy statement includes forward-looking statements (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements give expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements include statements regarding the following: plans to affect amendments to our certificate of incorporation; the benefits of a declassified board; the number of directors; our board leadership structure and skill sets; waiver of the requirements of our director retirement policy; Section 16(a) compliance; plans in response to shareholder feedback; growth and creation of shareholder value; compensation program objectives, benefits and effectiveness; risk assessment of compensation practices; tax considerations and compliance with Section 409A of the Code; implementing best practices in corporate governance; monitoring the status of and compliance with the SEC’s claw back rules; estimated values of compensation awards and assumptions related to such values; estimated Pension Plan and SERP amounts and related assumptions and the granting of extra years of service; matching contributions under benefit plans; an annual advisory vote on say-on-pay; estimated compensation payments upon termination of executives; Compensation Committee review of say-on-pay voting results; continuation of the shareholder engagement program; Audit Committee review of related-party transactions; disclosure of waivers under our Code of Conduct; 2018 Plan objectives, benefits, tax consequences and percentage of overhang; and the sufficiency of the number of shares under our 2018 Plan.

These forward-looking statements are not guarantees of future performance. These statements are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements, including: changes in (or continued low) natural gas, NGL and oil prices; liquidity constraints; changes in interest rates; changes in governmental rules and regulations and interpretations thereunder; failure of disclosure controls and procedures; competitive conditions; inflation; value of the U.S. Dollar; actions of shareholders; and other risks identified in the Risk Factors section of our 2017 Form 10-K. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. All forward-looking statements are expressly qualified by this cautionary statement.

Delivery of Proxy Statement

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies. A number of brokers with account holders who are QEP shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice that your broker will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you would prefer to receive a separate copy of the proxy materials or if you are receiving multiple copies and would like to receive a single copy, please notify your broker or direct your request as follows: by mail to Corporate Secretary, QEP Resources, Inc., 1050 17th Street, Suite 800, Denver, Colorado 80265, or by phone by calling 303-672-6900. We will promptly deliver a separate copy of the proxy statement to you upon request.

By Order of the Board of Directors
[DEA signature to be inserted]
Dane E. Allen
Corporate Secretary

APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
QEP RESOURCES, INC.

Article I
Name

The name of the Company is QEP Resources, Inc.

Article II
Registered Office

The address of the Company’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

Article III
Business

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
Authorized Capital Stock

The aggregate number of shares of capital stock that the Company shall have authority to issue is 510,000,000, of which 500,000,000 shares shall be common stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares shall be preferred stock, par value $0.01 per share (the “Preferred Stock”). Subject to the rights of any holders of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of either the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.

The designations, powers, preferences, rights and qualifications, limitations or restrictions of the Common Stock and Preferred Stock are as follows:

Common Stock. Each holder of Common Stock shall have one vote in respect of each share of such stock held of record by such stockholder. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

Subject to the rights of the holders of any series of Preferred Stock, such dividends, if any, as may be determined by the Board of Directors may be declared by the Board of Directors and paid from time to time to the holders of the Common Stock.

Subject to the rights of the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, all assets legally available for distribution to stockholders shall be divided and distributed among the holders of the Common Stock ratably according to the number of shares of Common Stock held.

Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series and with such designations for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of such series by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

•
the number of shares constituting such series and any increase or decrease (but not below the number of shares of such series then outstanding) in the number of shares of any series subsequent to the original issue of shares of that series;

•	the voting powers, if any, of stock of such series;

•
the rate and time at which, and the terms and conditions upon which, dividends, if any, on such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the terms upon which such dividends shall be cumulative;

•	whether such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, such series may be redeemed;

•	the rights, if any, of the holders of stock of such series upon the voluntary or involuntary liquidation, dissolution or winding up of the Company;

•	the terms of the sinking fund or redemption or purchase account, if any, to be provided for such series;

•
the right, if any, of the holders of such series to convert shares of the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Company and the terms and conditions of such conversion or exchange; and

•
any other designations, powers, preferences, limitations and relative rights thereof, so far as they are not inconsistent with the provisions of this Certificate and to the full extent now or hereafter permitted by the laws of Delaware.

Article V
Election of Directors

Subject to this Article, the size of the Board of Directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors ~~which~~ that the Company would have if there were no vacancies but shall not be fewer than seven directors and not more than 11 directors. Election of directors need not be by written ballot.

~~The directors, other than those directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the terms of any Certificate of Designations relating to such series of Preferred Stock, shall be divided into three classes, designated Class I, Class II and Class III, and each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the Board of Directors. Each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected; provided, however, that the initial directors assigned to Class I shall serve for a term ending on the date of the first annual meeting next following May 18, 2010, the initial directors assigned to Class II shall serve for a term ending on the date of the second annual meeting next following May 18, 2010 and the initial directors assigned to Class III shall serve for a term ending on the date of the third annual meeting next following May 18, 2010. The Board of Directors may assign members of the Board of Directors already in office to such classes. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director except as otherwise provided in this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) relating to additional directors elected by the holders of one or more series of Preferred Stock. A director shall hold office until the next annual meeting of shareholders for the year in which~~

~~his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.~~
Subject to the other provisions of this paragraph and to the rights of the holders of any series of Preferred Stock then outstanding, at the 2019 Annual Meeting and each annual meeting thereafter, each director shall be elected for a term of one year expiring at the next annual meeting after such director’s election and the Board of Directors shall cease to be classified. Subject to the rights of the holders of any series of Preferred Stock then outstanding, directors shall remain in office until such director’s successor is duly elected and qualified, or at the time of such director’s earlier death, resignation, disqualification or removal.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies resulting from death, resignation, retirement, disqualification, removal from office or otherwise, and newly created directorships resulting from any increase in the number of authorized directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and a director so chosen shall hold office ~~for a term expiring at~~ until the ~~next~~ Annual Meeting of Stockholders ~~at which the term of office of the class to which such director has been elected~~ for the year in which his or her term expires and ~~when~~ such director’s successor has been duly elected and qualified.

Subject to the rights of the holders of any series of Preferred Stock then outstanding, from and after the election of directors at the 2018 Annual Meeting, any director may be removed with or without cause, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors.

During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of any Certificate of Designations relating to such series of Preferred Stock, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total authorized number of directors of the Company shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Company shall be reduced accordingly.

Article VI
Amendment of Bylaws

The Bylaws may be adopted, amended or repealed (a) by the Board of Directors or (b) by the affirmative vote of a majority of the outstanding voting power entitled to vote generally in the election of directors; provided, however, that in the case of clause (b), notice of the proposed amendment is contained in the notice of the meeting. In addition to any vote required by any other provision of the Bylaws, this Certificate of Incorporation or any applicable law, if such amendment is to be adopted by the stockholders, the affirmative vote of holders of a majority of the shares outstanding shall be required for any amendment to the Bylaws that amends or repeals, or adopts any provisions inconsistent with Section 2.7(F), Article III, Article VIII or Section 9.10 thereof.

Article VII
Business Combinations

The affirmative vote of the holders of not less than a majority of the shares outstanding shall be required for the approval or authorization of any “Business Combination” (as hereinafter defined) involving a “Related Person” (as hereinafter defined); provided, however, that the majority of the shares outstanding voting requirement shall not be applicable if:

The “Continuing Directors” (as hereinafter defined) of the Company by a two-thirds vote have expressly approved such Business Combination either in advance of or subsequent to such Related Person having become a Related Person; or the following conditions are satisfied:

•
The aggregate amount of the cash and the “Fair Market Value” (as hereinafter defined) of the property, securities or “Other Consideration” (as hereinafter defined) to be received per share by all holders of capital stock of the Company in the Business Combination, other than the Related Person involved in the Business Combination, is not less than the “Highest Per Share Price” or the “Highest Equivalent Price” (each as hereinafter defined) paid by the Related Person in acquiring any of its holdings of the Company’s capital stock; and

•
A proxy statement complying with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Company is then subject to such requirements shall have been mailed to all stockholders of the Company for the purpose of soliciting stockholder approval of the Business Combination. The proxy statement shall contain at the front thereof, in a prominent place, the position of the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by the Continuing Directors as to the fairness of the terms of the Business Combination, from the point of view of the holders of the outstanding shares of capital stock of the Company other than any Related Person.

Subject to the provisions of paragraph (G) of this Article, such majority of the shares outstanding vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise. For purposes of this Article: The term “Business Combination” shall mean (i) any merger, consolidation or share exchange of the Company or a subsidiary of the Company with or into a Related Person, in each case without regard to which entity is the surviving entity; (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets of the Company (including without limitation any voting securities of a subsidiary of the Company) or a subsidiary of the Company to or with a Related Person (whether in one transaction or series of transactions); (iii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any Substantial Part of the assets of a Related Person to the Company or a subsidiary of the Company; (iv) the issuance, transfer or delivery of any securities of the Company or a subsidiary of the Company by the Company or any of its subsidiaries to a Related Person (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Company); (v) any recapitalization or reclassification of securities (including any reverse stock split) that would have the effect of increasing the voting power of a Related Person; (vi) the issuance or transfer by a Related Person of any securities of such Related Person to the Company or a subsidiary of the Company (other than an issuance or transfer of securities which is effected on a pro rata basis to all stockholders of the Related Person); (vii) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of a Related Person; or (viii) any agreement, plan, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

The term “Continuing Director” shall mean a director who is unaffiliated with any Related Person and either (i) was a member of the Board of Directors of the Company immediately prior to the time the Related Person involved in a Business Combination became a Related Person or (ii) was designated (before his or her initial election or appointment as Director) as a Continuing Director by a majority of the then Continuing Directors.

The term “Fair Market Value” shall mean (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York

Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a two-thirds vote of the Continuing Directors in good faith; and (ii) in the case of property other than stock or cash, the fair market value of such property on the date in question as determined by a two-thirds vote of the Continuing Directors in good faith.

The terms “Highest Per Share Price” and “Highest Equivalent Price” shall mean the following: If there is only one class of capital stock of the Company issued and outstanding, the Highest Per Share Price shall mean the highest price that can be determined to have been paid at any time by the Related Person for any share or shares of that class of capital stock. If there is more than one class of capital stock of the Company issued and outstanding, the Highest Equivalent Price shall mean with respect to each class and series of capital stock of the Company, the amount determined by a majority of the Continuing Directors, on whatever basis they believe is appropriate, to be the highest per share price equivalent of the Highest Per Share Price that can be determined to have been paid at any time by the Related Person for any share or shares of any class or series of capital stock of the Company. In determining the Highest Per Share Price and Highest Equivalent Price, all purchases by the Related Person shall be taken into account regardless of whether the shares were purchased before or after the Related Person became a Related Person. Also, the Highest Per Share Price and the Highest Equivalent Price shall include any brokerage commissions, transfer taxes, soliciting dealers’ fees and other expenses paid by the Related Person with respect to the shares of capital stock of the Company acquired by the Related Person. In the case of any Business Combination with a Related Person, the Continuing Directors shall determine the Highest Per Share Price and the Highest Equivalent Price for each class and series of capital stock of the Company.

The term “Other Consideration” shall include, without limitation, Common Stock or other capital stock of the Company retained by stockholders of the Company other than Related Persons or parties to such Business Combination in the event of a Business Combination in which the Company is the surviving corporation.

The term “Related Person” shall mean and include any individual, partnership, corporation or other person or entity which, as of the record date for the determination of stockholders entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of such transaction, together with its “Affiliates” and “Associates” (as defined in Rule 12b-2 of the Exchange Act as in effect at the date of the adoption of this Article by the stockholders of the Company), are “Beneficial Owners” (as defined in Rule 13d-3 of the Exchange Act) in the aggregate of 10% or more of the outstanding shares of any class of capital stock of the Company, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity. Notwithstanding any provision of Rule 13d-3 to the contrary, an entity shall be deemed to be the Beneficial Owner of any share of capital stock of the Company that such entity has the right to acquire at any time pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

The term “Substantial Part” shall mean more than 20% of the fair market value, as determined by two-thirds of the Continuing Directors, of the total consolidated assets of the Company and its subsidiaries taken as a whole as of the end of its most recent fiscal year ended prior to the time the determination is being made.

The determinations of the Continuing Directors as to Fair Market Value, Highest Per Share Price, Highest Equivalent Price, and the existence of a Related Person or a Business Combination shall be conclusive and binding.

Nothing contained in this Article shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

The fact that any Business Combination complies with the provisions of paragraph (A)(2) of this Article shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Company, the affirmative vote of not less than a majority of the shares outstanding shall be required to amend, alter, change or repeal, or adopt any provisions inconsistent with, this Article.

Notwithstanding any provision of this Certificate of Incorporation or the Bylaws of the Company to the contrary, in the event that a Business Combination under this Article requires a stockholder vote under Section 203 of the DGCL, this Article shall be deemed not to require a greater vote of stockholders than that specified by Section 203 of the DGCL.

Article VIII
Stockholder Action by Written Consent

Any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the books in which proceedings of meetings of stockholders are recorded; provided, however, at any time when Questar Corporation is the record owner, in the aggregate, of less than all of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designations relating to such series of Preferred Stock.

Article IX
Limitation of Liability

No director of the Company shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for any transaction from which the director derived an improper personal benefit; or (iv) for any action that would result in statutory liability of the director under Section 174 of the DGCL.
If the DGCL is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the director to the Company shall be limited or eliminated to the fullest extent permitted by the DGCL, as so amended from time to time. Any repeal or modification of this paragraph by the stockholders shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Company for acts or omissions occurring prior to the effective date of such repeal or modification.

Article X
Amendment of Certificate of Incorporation

The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, and in addition to any other provision of this Certificate of Incorporation, the Bylaws or any applicable law, the affirmative vote of a majority of the shares outstanding shall be required to amend, alter, change or repeal, or adopt any provisions inconsistent with, Articles V, VI, VII, VIII, IX and X.

APPENDIX B

QEP RESOURCES, INC. 2018 INCENTIVE AWARD PLAN, AS ADOPTED ON FEBRUARY 12, 2018

1.Purpose.

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.

2.Eligibility.

Service providers (Service Providers) are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.Administration and Delegation.

(a)Administration.    The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan and adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

(b)Appointment of Committees.    To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

4.Stock Available for Awards.

(a)Number of Shares.    Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Plan’s effective date under Section 10(c), the Company will cease granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

(b)Share Recycling. Except as provided in subsection (c) below, if all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award for less than Fair Market Value or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan.

(c)Limitation on Share Recycling. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under this Section 4(a) and shall not be available for future grants of Awards:

(i)Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option;

(ii)Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award;

(iii)Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and

(iv)Shares purchased on the open market with the cash proceeds from the exercise of Options.

(d)Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than [___________] Shares may be issued pursuant to the exercise of Incentive Stock Options, and no Shares may again be optioned, granted or awarded if it would cause an Incentive Stock Option not to qualify as an Incentive Stock Option.

(e)Substitute Awards.    In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

(f)Non-Employee Director Award Limit.    Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $700,000 increased to $1,400,000 in the fiscal year of his or her initial service as a non-employee Director. The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

5.Stock Options and Stock Appreciation Rights.

(a)General.    The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 9(i) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations of the Plan or as the Administrator may impose.

(b)Exercise Price.    The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

(c)Duration of Options.    Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

(d)Exercise; Notification of Disposition.    Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5(e)for the number of Shares for which the Award is exercised and (ii) as specified in Section 9(e) for any applicable withholding taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a share of Common Stock.

(e)Payment Upon Exercise.    The exercise price of an Option must be paid in cash or by check payable to the order of the Company or, subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:

(i)if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

(ii)to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such payment method is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, were owned by the Participant for a minimum time period that the Company may establish and (C) such Shares are not subject to repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(iii)to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(iv)to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

(v)any combination of the above permitted payment forms (including cash or check).

6.Restricted Stock; Restricted Stock Units.

(a)General.    The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

(b)Restricted Stock.

(i)Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, dividends which are paid prior to vesting with respect to awards of Restricted Stock that are subject to performance-based vesting conditions shall only be paid out to the Participant holding such awards to the extent that the performance-based vesting conditions (including any applicable performance conditions) are satisfied and the award vests. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.

(ii)Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

(c)Restricted Stock Units.

(i)Settlement. When a Restricted Stock Unit vests, the Participant will be entitled to receive from the Company one Share, an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date or a combination of both, as the Administrator determines and as provided in the Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(ii)Stockholder Rights.  A Participant will have no rights of a shareholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(iii)Dividend Equivalents. If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award that is subject to performance-based vesting conditions and that are based on dividends paid prior to the satisfaction of the applicable performance conditions shall only be paid out to the Participant to the extent that the performance conditions are satisfied and the award vests. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable (or at such later time as may be set forth in an award agreement).

7.Other Stock or Cash Based Awards.

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other period or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to the conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

8.Adjustments for Changes in Common Stock and Certain Other Events.

(a)In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award as it deems appropriate to effect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

(b)In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:

(i)the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued and specifically including for the avoidance of doubt adjustments to the individual award limitation set forth in Section 4(f));

(ii)the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii)the grant or exercise price with respect to any Award; and

(iv)the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).

(c)In the event of any transaction or event described in Section 8(b) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(i)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;

(ii)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iv)To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;

(v)To replace such Award with other rights or property selected by the Administrator; and/or

(vi)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

(d)The treatment of a Participant’s Award upon such Participant’s Termination of Service in connection with a Change in Control of the Company will be as provided in the applicable Award Agreement between the Participant and the Company. Notwithstanding Section 8(b) or 8(c) above, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service prior to the Change in Control, then immediately before the Change in Control such Awards will become fully vested, exercisable and payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards will lapse. Such Awards will be canceled upon the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock, which (A) may be on such terms and conditions generally applicable to holders of Common Stock under the Change in Control documents (including any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) is determined based on the number of Shares subject to such Awards and net of any applicable exercise price; provided that if any Awards constitute “nonqualified deferred compensation” not payable upon the Change in Control without the imposition of taxes under Section 409A, the timing of such payments will be governed by the Award Agreement (subject to any deferred consideration provisions under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award upon the Change in Control is zero or less, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

(e)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

(f)Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8(a) above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

(g)No action shall be taken under this Section 8 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

9.General Provisions Applicable to Awards.

(a)Transferability.    Except as the Administrator may determine or provide in an Award Agreement or otherwise, in accordance with Applicable Laws (and subject to the applicable requirements for Shares underlying Awards to be registered on Form S-8 under the Securities Act), Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves under Applicable Laws.

(b)Documentation.    Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)Discretion.    Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

(d)Termination of Status.    The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

(e)Withholding.    Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company; provided, that, the Company may limit the use of one of the foregoing methods if one or more of the exercise methods below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Award and that the broker has been directed to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

(f)Amendment of Award.    Subject to Section 9(j) below, the Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. If such amendment, modification or termination would materially and adversely impact a Participant’s rights with respect to an outstanding Award previously granted to the Participant under the Plan, then the application of such amendment to such previously granted Award shall be subject to any limitations as may be set forth in the applicable Award Agreement unless the change is permitted under Section 8 or pursuant to 10(f).

(g)Conditions on Delivery of Stock.    The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

(h)Vesting Acceleration.    The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

(i)Additional Terms of Incentive Stock Options.    The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of its present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person qualifying as a Greater Than 10% Stockholder may be granted an Incentive Stock Option, unless such Incentive Stock Option conforms to Section 422 of the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. The Administrator may modify an Incentive Stock Option with the holder’s consent to disqualify such Option as an Incentive Stock Option. All Options intended to qualify as Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired from the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, (i) if an Option (or any part thereof) intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for the Administrator’s actions or omissions that cause an Option not to qualify as an Incentive Stock Option, including the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to qualify as an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to qualify for any reason, including the portion of any Option becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.

(j)Prohibition on Repricing. Subject to Section 8, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

10.Miscellaneous.

(a)No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

(b)No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require , the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

(c)Effective Date and Term of Plan.    The Plan will become effective on the date it is adopted by the Board and approved by the Company’s stockholders. No Awards may be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder, and (iii) the Prior Plans will continue in full force and effect in accordance with their terms. Upon the approval of the Plan by the Company’s stockholders, any awards outstanding under the Prior Plans as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants and the Prior Plans.

(d)Amendment of Plan.    The Administrator may amend, suspend or terminate the Plan at any time. Other than an increase to the Overall Share Limit, If any amendment to this Plan would materially and adversely impact a Participant’s rights with respect to any Award previously granted to the Participant under the Plan, then, even if such amendment would otherwise be permitted by the terms of this Plan, the application of such amendment to such previously granted Award shall be subject to any limitations as may be set forth in the applicable Award Agreement, if any, covering such Award. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

(e)Provisions for Foreign Participants.  The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)Section 409A.

(i)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant, “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(ii)Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(iii)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

(g)Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(h)Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

(i)Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

(j)Severability.  If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

(k)Governing Documents.  If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

(l)Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

(m)Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy implemented to the comply with Applicable Laws, including any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy or the Award Agreement.

(n)Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

(o)Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

(p)Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

11.Definitions. As used in the Plan, the following words and phrases will have the following meanings:

(a)“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

(b)“Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(c)“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

(d)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

(e)“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

(f)“Board” means the Board of Directors of the Company.

(g)“Change in Control” means, unless otherwise set forth in an applicable Award Agreement, the occurrence of any of the following: (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (As such term is used in Rule 13d-3 under the Exchange Act) of securities of the Company representing 30 percent or more of the combined voting power of the Company; or (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the date the Board initially approved this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the date the Board initially approved this Plan, or whose appointment, election or nomination for election was previously so approved or recommended; or (iii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60 percent of the combined voting power of the securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company’s then outstanding securities; or (iv) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60 percent of the combined voting power of the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale. In addition, if a Change in Control constitutes a payment event with respect to any payment under the Plan which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in clauses (i),

(ii), (iii) and (iv) with respect to such payment must also constitute a “change in control event,” as defined in Treasury Regulation § 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

(h)“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)“Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(j)“Common Stock” means the common stock of the Company.

(k)“Company” means QEP Resources, Inc., a Delaware corporation, or any successor.

(l)“Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

(m)“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

(n)“Director” means a Board member.
(o)“Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

(p)“Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

(q)“DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(r)“Employee” means any employee of the Company or its Subsidiaries.

(s)“Equity Restructuring” means, as the Administrator determines, a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, affecting the Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causing a change in the per share value of the Common Stock underlying outstanding Awards.

(t)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion. Notwithstanding the foregoing, the Administrator may, by written resolution (which shall be deemed to amend this Plan to extent necessary) specify an alternate reasonable method of determining the Fair Market Value of Common Stock as of any date.

(v)“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, respectively.

(w)“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

(x)“Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

(y)“Option” means an option to purchase Shares.

(z)“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

(aa)“Overall Share Limit” means [_________] Shares [minus the number of Shares, if any, subject to awards granted under the Prior Plan after December 31, 2017].

(ab)“Participant” means a Service Provider who has been granted an Award.

(ac)“Performance Criteria” means mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings or other measures of profitability (including earnings before any or all of interest, taxes, depreciation, amortization and exploration expense), cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders' equity, return on assets, return on capital, return on sales, gross or net margin, expenses or expense levels, total shareholder return, internal rate of return (IRR), financial ratios (including those measuring liquidity, activity, profitability or leverage), working capital, earnings per Share, price per Share, market capitalization, any GAAP financial performance measures, inventory management, measures related to A/R balance and write-offs, timeliness and/or accuracy of business reporting, approval or implementation of strategic plans, financing and other capital raising transactions, debt levels or reductions, cash levels, acquisition and/or disposition activity, investment sourcing activity, marketing initiatives, projects or processes, achievement of customer satisfaction objectives, net asset value, net asset value per share, capital expenditures, net borrowing, debt leverage levels, credit quality or debt ratings, economic value added, individual business objectives, growth in production, added reserves, growth in reserves, production replacement, inventory growth, environmental health and/or safety performance, effectiveness of hedging programs, improvements in internal controls and policies, efficiency or productivity measures such as annual or multi-year average finding costs, absolute or per unit operating and maintenance costs, lease operating expenses, inside-lease operating expenses, operating and maintenance expense per decatherm or customer or fuel gas reimbursement percentage and retention and recruitment of employees, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices and may apply to the Company as a whole or any business unit within it.

(i)The Administrator may, in its sole discretion, provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequently occurring corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges or other non-cash charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to any other unusual or infrequently occurring events or changes in Applicable Law, accounting principles or business conditions; or (xxi) such other adjustments as the Administrator may determine from time to time.

(ad)“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual, or otherwise.

(ae)“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.
(af)“Plan” means this 2018 Long-Term Incentive Plan.

(ag)“Prior Plans” means, collectively, the QEP Resources, Inc. 2010 Long-Term Stock Incentive Plan and any prior equity incentive plans of the Company or its predecessor.

(ah)“Prior Plan Award” means an award outstanding under the Prior Plans as of the Plan’s effective date in Section 10(c).

(ai)“Publicly Listed Company” means that the Company or its successor (i) is required to file periodic reports under Section 12 of the Exchange Act and (ii) the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act) or is quoted on NASDAQ or a successor quotation system.

(aj)“Restricted Stock” means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.

(ak)“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Administrator to be of equal value as of such payment date, subject to certain vesting conditions and other restrictions.

(al)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

(am)“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

(an)“Securities Act” means the Securities Act of 1933, as amended.

(ao)“Service Provider” means an Employee, Consultant or Director.

(ap)“Shares” means shares of Common Stock.

(aq)“Stock Appreciation Right” means a stock appreciation right granted under Section 5.

(ar)“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

(as)“Termination of Service” means the date the Participant ceases to be a Service Provider.

* * *

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E39338-P05768

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QEP RESOURCES, INC.

The Board of Directors recommends you vote FOR proposal 1.

	For	Against	Abstain
1. To approve a Company proposal to amend the Certificate of Incorporation to declassify the Board.	☐	☐	☐

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
2. If Item No. 1 to declassify the Board is approved, to elect the eight directors nominated by the Board.	☐	☐	☐

To withhold authority to vote for any individual nominee(s) under Item 2 or Item 3 mark "For All Except" and write the number(s) of the nominee(s) on the line below:

____

Nominees:

01) Phillips S. Baker, Jr.
02) Julie A. Dill
03) Robert F. Heinemann
04) Michael J. Minarovic
05) M.W. Scoggins
06) Mary Shafer-Malicki
07) Charles B. Stanley
08) David A. Trice

3. If Item No. 1 to declassify the Board is not approved, to elect the eight directors nominated by the Board as a Class I, Class II or Class III director with terms expiring in 2020, 2021 and 2019, respectively, as set forth opposite each nominee's name.

Nominees:

09) Phillips S. Baker, Jr. (Class II)
10) Julie A. Dill (Class III)
11) Robert F. Heinemann (Class I)
12) Michael J. Minarovic (Class I)
13) M.W. Scoggins (Class III)
14) Mary Shafer-Malicki (Class II)
15) Charles B. Stanley (Class II)
16) David A. Trice (Class I)

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

	For	Against	Abstain
4. To approve, by non-binding advisory vote, the compensation of the Company's named executive officers.	☐	☐	☐
5. To approve the QEP Resources, Inc. 2018 Long-Term Incentive Plan.	☐	☐	☐
6. To ratify the appointment of PricewaterhouseCoopers LLP for fiscal year 2018.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, LLC or partnership, please sign in full corporate, company or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E39339-P05768

PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF QEP RESOURCES, INC.

The undersigned hereby appoints Charles B. Stanley and Dane E. Allen, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of QEP Resources, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held May 15, 2018, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 2 OR, IF APPLICABLE, FOR ALL NOMINEES IN PROPOSAL 3, AND FOR ALL OTHER PROPOSALS, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS THE SHARES REPRESENTED BY THIS PROXY ARE HELD IN THE QEP RESOURCES, INC. EMPLOYEE INVESTMENT PLAN (401(K) PLAN). FOR SHARES HELD IN THE 401(K) PLAN FOR WHICH NO DIRECTION IS GIVEN, THE TRUSTEE FOR THE 401(K) PLAN WILL VOTE SHARES IN THE SAME PROPORTION AS ALL OTHER SHARES FOR WHICH THE TRUSTEE RECEIVED INSTRUCTIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Continued and to be signed on reverse side